o BT INVESTMENT FUNDS o

                            LIFECYCLE LONG RANGE FUND
                            LIFECYCLE MID RANGE FUND
                           LIFECYCLE SHORT RANGE FUND

                                  ANNUAL REPORT
                                  -------------
                                  MARCH o 1998

BT Investment Funds

Table of Contents

            Letter to Shareholders.............................. 3

            BT Investment Funds
               Statements of Assets and Liabilities............. 8
               Statements of Operations......................... 9
               Statements of Changes in Net Assets..............10
               Financial Highlights.............................12
               Notes to Financial Statements....................14
               Report of Independent Accountants................16

            Asset Management Portfolios
               Statements of Net Assets.........................17
               Statements of Operations.........................26
               Statements of Changes in Net Assets..............27
               Financial Highlights.............................28
               Notes to Financial Statements....................29
               Report of Independent Accountants................33


                              -------------------
The Funds are not insured by the FDIC and are not a deposit, obligation of or guaranteed by Bankers Trust Company. The Funds are subject to investment risks, including possible loss of principal amount invested.
                              -------------------

BT Investment Funds

Letter to Shareholders

We are pleased to present you with this annual report for the BT Investment Lifecycle Long Range, Mid Range, and Short Range Funds, providing a review of the markets, the Portfolios, and our outlook as well as a complete financial summary of the Funds' operations and a listing of the Portfolios' holdings.

The Lifecycle Funds (the "Funds") outperformed their benchmarks for the annual period ended March 31, 1998. We believe that this strong relative performance was due primarily to superior asset allocation.

MARKET ACTIVITY
U.S. MARKETS

Given the continued absence of inflation and evidence of a slower economic growth environment, the Federal Reserve Board has opted not to officially change monetary policy since raising rates on March 25, 1997. The positive Federal budget outlook has supported this interest rate scenario, as the U.S. now has the smallest deficit in thirty years, with signs of a surplus coming onto the books later in 1998.

The Asian currency crisis, whose effect began to be felt in the fourth calendar quarter, may have been the major factor both keeping interest rates low and impacting the stock and bond markets during this annual period. The Far East turmoil helped strengthen both the dollar and dollar-denominated securities. It also created a flight to quality that benefited both U.S. Treasuries and municipal bonds. Equity investors tended to turn their focus away from smaller, growth-oriented stocks and toward large cap names and more value-oriented stocks.

As the first calendar quarter of 1998 progressed and it became clear that the Asian problems would have limited effect on the U.S., investors grew more confident with the co-existence of low inflation, reasonably good GDP growth, low unemployment, and low interest rates. Growth stocks came back into favor, as did the corporate and mortgage sectors of the bond market.

U.S. EQUITIES

1997 was an impressive year for the U.S. equity market, particularly in the large capitalization sector. Having broken the 7,000 barrier in February 1997, the Dow Jones Industrial Average reached the 8,000 milestone by the middle of July. The trend continued, with the Dow closing above the 9,000 mark for the first time on April 6, 1998, just after the close of the Funds' fiscal year. The S&P 500 Index also reached record high levels. However, as was anticipated, short-term volatility plagued the bull market for equities every step of the way. Major contributors to this volatility were the rippling effects of weakening currencies, failing economies, and uncertain markets in Southeast Asia, which, in turn, led to the Dow Jones' largest single one day point loss on October 27, 1997. For the calendar year, large capitalization stocks outperformed small capitalization stocks, though the small cap stocks outperformed from March through September 1997, due to a resurgence in technology stocks. Small cap stocks underperformed in the fourth calendar quarter.

The new year began inconspicuously, as the equity markets continued to reconcile the impact of events in Asia. Stable to rising overall market levels following the volatile fourth quarter for all equity sectors helped settle investors' desire for safe havens and more liquid names. This, together with sustained strong U.S. economic conditions, few signs of inflation, and stable interest rates, led to a robust rally among all segments of the stock market during the first calendar quarter overall.

U.S. BONDS

Favorable economic conditions, ebbing inflation worries, and foreign investors seeking a safe haven supported the bond market's rally through most of the first three quarters of the Funds' fiscal year. In the first calendar quarter of 1998, the bond market traded in a broad range, with the ten-year Treasury between 5.30% and 5.74%. This variance was primarily due to a change in perception about the impact of the Asian crisis on the U.S. economy and, thereby, on Federal Reserve Board policy. While U.S. Treasuries had outperformed through most of the fiscal year, in early 1998, diminished fears about the Asian situation led to the corporate sector benefiting from low levels of new issue supply and the mortgage sector benefiting from stable rates tempering pre-payment concerns.

INTERNATIONAL MARKETS

Though still lagging the U.S., most of the world's developed markets outside of Asia soared to new highs during the fiscal year, shaking off summer doldrums and the initial gloom of Asia's financial and economic malaise. After assessing the limited impact of Asian weakness on earnings of firms elsewhere in the world, investor sentiment turned sharply positive. However, concerns were reignited in Japan, where the combination of softer exports to the region and a further weakening in the domestic economy has likely pushed the nation into recession. The crisis in Asia did devastate many of the emerging stock and bond markets in the Pacific region as well as in Latin America and Russia.

Investors were particularly focused on Europe, where attractive valuations, lower interest rates, and renewed economic growth pushed equity markets to record levels. This backdrop, along with a trend in retirement planning away from governmental paternalism and toward individual self-reliance, helped to bolster an equity culture similar to that of the U.S. and U.K. The anticipated success of European Economic and Monetary Union (EMU) further contributed to a dramatic regional re-rating. The recent recommendation by the European Monetary Institute and the German Bundesbank that EMU should proceed as scheduled in January 1999 and that all eleven candidates should be approved was an important landmark.

In Canada, consolidation in the banking industry and a slower growth rate, which quelled fears of inflation, bolstered this equity market despite a currency driven down by depressed commodity prices.

CASH

The U.S. dollar was strong versus most currencies, including the Japanese yen, the German mark, and the British pound, during the annual period. Strong domestic economic growth, controlled inflation, and the Federal Reserve Board on hold--along with high volatility in Asia and Latin America--added to the relative attractiveness of the U.S. currency.

BT Investment Funds

Letter to Shareholders

INVESTMENT REVIEW

Supported by favorable economic, fundamental, and sentiment factors, the Funds remained overweighted in U.S. stocks virtually throughout the annual period. The U.S. equity portion of the Funds' portfolios did not match S&P 500 Index performance in the first half of the fiscal year, but did outperform in the second half. Overall, as U.S. equities outperformed the most commonly used international equities index, namely the MSCI EAFE Index**, for the twelve months, such an allocation was the primary reason for the Funds' strong performance. An increased allocation to equities in Continental Europe also benefited the Funds, particularly in the second half of the fiscal year.## In fact, most European markets outperformed the U.S. market by a wide margin during the six months ending March 31, 1998.

An underweighted position in bonds was supported by unfavorable valuations, by interest rate measures, and by a weaker return forecast. The fixed income portion of the Funds' portfolios matched the Salomon Broad Investment Grade
(BIG) Index# in the first half of the year and outperformed it in the second half. Individual security selection in all asset classes remained strong.

o The Lifecycle Long Range Fund returned 33.69%* for the twelve months ended March 31, 1998, as compared to 30.13% for the Asset Allocation Index--Long Range** and 28.72% for the Lipper Flexible Portfolio Average***. Since its inception on November 16, 1993, the Fund delivered a total return of 87.59% cumulatively, or 15.48% annualized, as of March 31, 1998. The Fund's asset weightings were 55% in U.S. equities, 23% in U.S. bonds, 5% in international bonds, 10% in international equities, and 7% in short term instruments as of March 31, 1998.

o The Lifecycle Mid Range Fund returned 26.33%* for the twelve months ended March 31, 1998, as compared to 22.31% for the Asset Allocation Index--Mid Range** and 28.72% for the Lipper Flexible Portfolio Average***. Since its inception on October 14, 1993, the Fund delivered a total return of 61.01% cumulatively, or 11.27% annualized, as of March 31, 1998. The Fund's asset weightings were 38% in U.S. equities, 37% in U.S. bonds, 6% in international bonds, 11% in international equities, and 8% in short term instruments as of March 31, 1998.

o The Lifecycle Short Range Fund returned 18.68%* for the twelve months ended March 31, 1998, as compared to 14.83% for the Asset Allocation Index--Short Range** and 22.22% for the Lipper Income Average***. Since its inception on October 15, 1993, the Fund delivered a total return of 41.58% cumulatively, or 8.11% annualized, as of March 31, 1998. The Fund's asset weightings were 17% in U.S. equities, 46% in U.S. bonds, 4% in international bonds, 10% in international equities, and 23% in short term instruments as of March 31, 1998.

MANAGER OUTLOOK

We remain positive with respect to equity markets in continental Europe. With inflation in check and the impact of the Asian crisis still uncertain, we believe that the Federal Reserve Board and the Bundesbank are likely to retain their market-friendly policy stances for a while longer. Solid growth, low inflation and accommodating interest rates should also continue to form an almost ideal backdrop for these markets. Thus, we anticipate staying overweighted in these sectors for the near term.

We remain less sanguine, however, about longer-term prospects. In the U.S., exceptionally strong domestic economic fundamentals will likely overwhelm the downdraft from Asia, raising the risk of the economy overheating. In Continental Europe, economic activity will likely gather momentum throughout the year, fueled by monetary conditions and by a relaxation of fiscal policies. In short, the environment is ripe, in our opinion, for an acceleration in European domestic demand that should easily offset any negative impact from Asia.

Against this backdrop, central bank policies will likely become gradually more restrictive in both the U.S. and core Europe, as 1998 progresses. We believe that the Federal Reserve Board may increase rates, as inflation pressures build by year-end. Europe has more room to grow before bumping against its capacity constraints. Moreover, convergence of interest rates leading up to EMU actually will require rate cuts in the peripheral countries in the near term. Nevertheless, growing momentum in domestic demand is expected to push German rates up by year-end as well. In this environment, we expect the U.S. Treasury long-term bond yield to move back up accompanied as well by small rises in European bond rates.

Equity markets, which have benefited from the stable U.S. monetary policy due in large part to the turmoil in Asia, will likely turn sour should the Fed, in fact, take action. European equities may suffer some ripple effect, though we believe most, especially in the peripheral markets, will probably outperform the U.S.

We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to achieve the Funds' objective.

We value your ongoing support of the BT Investment Funds and look forward to continuing to serve your investment needs in the years ahead.

                                      /s/ Philip Green
                                  ________________________
                                         Philip Green
                                  Portfolio Manager of the
                                       Lifecycle Funds
                                       March 31, 1998

--------------------
* Performance quoted represents past performance and is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**  Indexes are unmanaged, and investments cannot be made in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

# The Salomon Broad Investment Grade Index covers an all-inclusive universe of institutionally-traded U.S. Treasury, agency, mortgage and corporate securities.

## Foreign investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

BT Investment Lifecycle Long Range Fund

Letter to Shareholders

                    Diversification of Portfolio Investments
                       By Asset Class as of March 31, 1998
                     (percentages are based on market value)

                            [PIE CHART APPEARS HERE]

Short Term Instruments 7%
Stocks 65%
Bonds 28%

This diversification pie chart shows the Fund's investment exposure to different asset classes (i.e. stocks, bonds and short term instruments) based on the risk characteristics of the asset class rather than the actual instrument. For example, the Fund may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market.

                      Five Largest Common Stock Holdings

                       Pfizer, Inc.
                       BankAmerica Corp.
                       General Electric
                       Merck & Co., Inc.
                       Chase Manhattan Corp.

                      Five Largest Fixed Income Securities

                       FNMA TBA, 7.50%, 9/01/21
                       GNMA TBA, 7.50%, 9/01/21
                       US Treasury Note, 6.625%, 3/31/02
                       US Treasury Note, 6.125%, 11/15/27
                       US Treasury Note, 5.375%, 2/15/01

Objective

Seeks high total return with reduced risk over the long term by investing in stocks, bonds and short term instruments.

Investment Instruments

Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.


Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the BT Investment Lifecycle Long Range Fund, the Asset Allocation Index-Long Range and the S&P 500 Index since November 30, 1993.

                           Total Return for the Period
                              Ended March 31, 1998

                            One Year    Since 11/16/93*
                             33.69%         15.48%**

*  The Fund's inception date.
** Annualized.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


                  [GRAPH APPEARS HERE - SEE PLOT POINTS BELOW]


         BT Investment Lifecycle   Asset Allocation Index--   S&P 500 Index -
        Long Range Fund - $18,759   Long Range+ - $19,400        $26,363
        -------------------------  ------------------------   ---------------

Nov-93           $10,000                   $10,000                $10,000
Dec-93            10,101                    10,089                 10,121
Mar-94             9,680                     9,789                  9,737
Jun-94             9,534                     9,788                  9,778
Sep-94             9,698                    10,082                 10,256
Dec-94             9,735                    10,111                 10,254
Mar-95            10,319                    10,843                 11,253
Jun-95            11,000                    11,658                 12,328
Sep-95            11,479                    12,256                 13,308
Dec-95            11,973                    12,867                 14,109
Mar-96            12,321                    13,180                 14,867
Jun-96            12,686                    13,545                 15,534
Sep-96            13,074                    13,889                 16,014
Dec-96            13,867                    14,693                 17,348
Mar-97            14,032                    14,908                 17,813
Jun-97            15,662                    16,525                 20,925
Sep-97            16,686                    17,432                 22,490
Dec-97            17,062                    17,917                 23,136
Mar-98            18,759                    19,400                 26,363

Past performance is not indicative of future performance. The S&P 500 Index is unmanaged, and investments may not be made in an index.

+  Asset allocation Index-Long Range is comprised of the following:
     55% S&P 500 Index
     35% Salomon Broad Investment Grade Bond Index
     10% T-Bill 3-Month Index

BT Investment Lifecycle Mid Range Fund

Letter to Shareholders

                    Diversification of Portfolio Investments
                       By Asset Class as of March 31, 1998
                     (percentages are based on market value)

                            [PIE CHART APPEARS HERE]

Short Term Instruments 8%
Stocks 49%
Bonds 43%

This diversification pie chart shows the Fund's investment exposure to different asset classes (i.e. stocks, bonds and short term instruments) based on the risk characteristics of the asset class rather than the actual instrument. For example, the Fund may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market.

                      Five Largest Common Stock Holdings

                       Pfizer, Inc.
                       BankAmerica Corp.
                       General Electric Co.
                       Merck & Co., Inc.
                       Chase Manhattan Corp.

                      Five Largest Fixed Income Securities

                       GNMA TBA, 7.50%, 9/01/21
                       US Treasury Note, 6.625%, 3/31/02
                       US Treasury Note, 6.125%, 11/15/27
                       FNMA TBA, 6.50%, 4/01/23
                       US Treasury Note, 5.375%, 2/15/01

Objective

Seeks long term capital growth, current income and growth of income consistent with reasonable investment risk.

Investment Instruments

Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.


Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the BT Investment Lifecycle Mid Range Fund, the Asset Allocation Index-Mid Range and the S&P 500 Index since October 31, 1993.

                           Total Return for the Period
                              Ended March 31, 1998

                            One Year    Since 10/14/93*
                             26.33%         11.27%**

*  The Fund's inception date.
** Annualized.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                  [GRAPH APPEARS HERE - SEE PLOT POINTS BELOW]

         BT Investment Lifecycle  Asset Allocation Index--  S&P 500 Index -
        Mid Range Fund - $16,101    Mid Range+ - $16,705        $26,111
        ------------------------  ------------------------  ---------------
Oct-93          $10,000                    $10,000              $10,000
Dec-93            9,955                     10,006               10,024
Mar-94            9,503                      9,766                9,644
Jun-94            9,410                      9,757                9,685
Sep-94            9,515                      9,971               10,158
Dec-94            9,544                     10,017               10,156
Mar-95           10,002                     10,611               11,145
Jun-95           10,551                     11,286               12,210
Sep-95           10,876                     11,724               13,180
Dec-95           11,314                     12,236               13,974
Mar-96           11,466                     12,396               14,724
Jun-96           11,756                     12,650               15,385
Sep-96           12,040                     12,934               15,861
Dec-96           12,637                     13,523               17,182
Mar-97           12,746                     13,658               17,642
Jun-97           13,899                     14,732               20,725
Sep-97           14,662                     15,388               22,275
Dec-97           14,979                     15,792               22,914
Mar-98           16,101                     16,705               26,111

Past performance is not indicative of future performance. The S&P 500 Index is unmanaged, and investments may not be made in an index.

+  Asset allocation Index-Mid Range is comprised of the following:
     35% S&P 500 Index
     45% Salomon Broad Investment Grade Bond Index
     20% T-Bill 3-Month Index

BT Investment Lifecycle Short Range Fund

Letter to Shareholders

                    Diversification of Portfolio Investments
                       By Asset Class as of March 31, 1998
                     (percentages are based on market value)

                            [PIE CHART APPEARS HERE]

Short Term Instruments 23%
Stocks 27%
Bonds 50%

This diversification pie chart shows the Fund's investment exposure to different asset classes (i.e. stocks, bonds and short term instruments) based on the risk characteristics of the asset class rather than the actual instrument. For example, the Fund may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market.

                      Five Largest Common Stock Holdings

                        Pfizer Inc.
                        BankAmerica Corp.
                        General Electric Co.
                        Merck & Co., Inc.
                        Chase Manhattan Corp.

                      Five Largest Fixed Income Securities

                        US Treasury Note, 5.375%, 2/15/01
                        US Treasury Note, 6.625%, 3/31/02
                        GNMA TBA, 7.50%, 9/01/21
                        FNMA TBA, 6.50%, 4/01/23
                        US Treasury Note, 5.50%, 2/15/08

Objective

Seeks high income over the long term consistent with conservation of capital.

Investment Instruments

Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the BT Investment Lifecycle Short Range Fund, the Asset Allocation Index-Short Range and the S&P 500 Index since October 31, 1993.

                           Total Return for the Period
                              Ended March 31, 1998

                            One Year    Since 10/15/93*
                             18.68%          8.11%**

*  The Fund's inception date.
** Annualized.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                  [GRAPH APPEARS HERE - SEE PLOT POINTS BELOW]

         BT Investment Lifecycle     Asset Allocation Index--    S&P 500 Index -
        Short Range Fund - $14,158    Short Range+ - $14,463         $26,111
        --------------------------   ------------------------    ---------------
Oct-93           $10,000                      $10,000                 $10,000
Dec-93             9,956                       10,004                  10,024
Mar-94             9,654                        9,818                   9,644
Jun-94             9,534                        9,800                   9,685
Sep-94             9,580                        9,935                  10,158
Dec-94             9,616                        9,996                  10,156
Mar-95             9,951                       10,461                  11,145
Jun-95            10,399                       11,006                  12,210
Sep-95            10,635                       11,297                  13,180
Dec-95            11,003                       11,719                  13,974
Mar-96            11,014                       11,742                  14,724
Jun-96            11,231                       11,898                  15,385
Sep-96            11,427                       12,128                  15,861
Dec-96            11,861                       12,530                  17,182
Mar-97            11,929                       12,595                  17,642
Jun-97            12,692                       13,215                  20,725
Sep-97            13,236                       13,664                  22,275
Dec-97            13,490                       13,999                  22,914
Mar-98            14,158                       14,463                  26,111

Past performance is not indicative of future performance. The S&P 500 Index is unmanaged, and investments may not be made in an index.

+Asset allocation Index-Short Range is comprised of the following:
    15% S&P 500 Index
    55% Salomon Broad Investment Grade Bond Index
    30% T-Bill 3-Month Index

BT Investment Funds

Statements of Assets and Liabilities March 31, 1998

                                                                  Long Range        Mid Range       Short Range
                                                                 ------------      -----------      -----------
Assets
   Investment in Portfolio, at Value*                            $138,771,839      $95,071,515      $49,399,147
   Receivable for Shares of Beneficial Interest Subscribed            146,806           81,235           40,787
   Prepaid Expenses and Other                                          12,293           11,891           11,414
                                                                 ------------      -----------      -----------
Total Assets                                                      138,930,938       95,164,641       49,451,348
                                                                 ------------      -----------      -----------
Liabilities
   Due to Bankers Trust, net                                           40,715           27,817           12,153
   Payable for Shares of Beneficial Interest Redeemed                  62,463            8,100            6,275
   Accrued Expenses and Other                                          26,787           25,631           25,324
                                                                 ------------      -----------      -----------
Total Liabilities                                                     129,965           61,548           43,752
                                                                 ------------      -----------      -----------
Net Assets                                                       $138,800,973      $95,103,093      $49,407,596
                                                                 ============      ===========      ===========
Composition of Net Assets
   Paid-in Capital                                               $108,983,123      $80,903,933      $46,236,367
   Undistributed Net Investment Income                                304,495          364,301          258,449
   Undistributed Net Realized Gain from Investment,
     Foreign Currency Transactions, Forward Foreign
     Currency Contracts and Futures Contracts                      21,789,643       11,989,428        2,340,064
   Net Unrealized Appreciation/Depreciation on:
     Investment, Foreign Currency, and Forward Foreign Currency
     Contracts                                                      6,719,995        1,147,272          219,783
     Futures Contracts                                              1,003,717          698,159          352,933
                                                                 ------------      -----------      -----------
Net Assets                                                       $138,800,973      $95,103,093      $49,407,596
                                                                 ============      ===========      ===========
Net Asset Value, Offering and Redemption Price Per Share
  (net assets divided by shares outstanding)                     $      14.57      $     12.32      $     10.82
                                                                 ============      ===========      ===========

Shares Outstanding ($0.001 par value per share, unlimited
  number of shares of beneficial interest authorized)               9,524,862        7,722,204        4,567,076
                                                                 ============      ===========      ===========

-------------
* Allocated from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively.

              See Notes to Financial Statements on Pages 14 and 15

BT Investment Funds

Statements of Operations For the year ended March 31, 1998

                                                                   Long Range       Mid Range        Short Range
                                                                  -----------      -----------       -----------
Investment Income
   Income, net*                                                   $ 3,201,762      $ 2,944,682        $1,748,553
                                                                  -----------      -----------        ----------
Expenses
   Administration and Services Fees                                   699,739          515,229           255,093
   Printing and Shareholder Reports                                    18,006           18,006            18,006
   Registration Fees                                                    9,548            9,507             9,403
   Professional Fees                                                    9,855            9,855             9,855
   Trustees Fees                                                        2,700            2,900             2,700
   Miscellaneous                                                        4,809            4,751             4,599
                                                                  -----------      -----------        ----------
   Total Expenses                                                     744,657          560,248           299,656
   Less Expenses Absorbed by Bankers Trust                           (314,048)        (243,184)        (142,675)
                                                                  -----------      -----------        ----------
      Net Expenses                                                    430,609          317,064           156,981
                                                                  -----------      -----------        ----------
Net Investment Income                                               2,771,153        2,627,618         1,591,572
                                                                  -----------      -----------        ----------
Realized and Unrealized Gain (Loss) on Investments, Foreign
  Currency Transactions, Forward Foreign Currency Contracts
  and Futures Contracts
   Net Realized Gain from:
      Investment, Foreign Currency Transactions and Forward
         Foreign Currency Contracts                                15,398,746        9,781,154         2,029,910
      Futures Contracts                                             6,903,070        4,826,193         2,072,353
   Net Change in Unrealized Appreciation/Depreciation on:
      Investment, Foreign Currency Transactions and Forward
      Foreign Currency Contracts                                    4,301,923         (125,487)          393,378
      Futures Contracts                                             1,617,539        1,157,513           583,096
                                                                  -----------      -----------        ----------
Net Realized and Unrealized Gain on Investment, Foreign
  Currency Transactions, Forward Foreign Currency Contracts
  and Futures Contracts                                            28,221,278       15,639,373         5,078,737
                                                                  -----------      -----------        ----------
Net Increase in Net Assets from Operations                        $30,992,431      $18,266,991        $6,670,309
                                                                  ===========      ===========        ==========

-------------
* Allocated from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively.

              See Notes to Financial Statements on Pages 14 and 15

BT Investment Funds

Statements of Changes in Net Assets

                                                                                         Long Range
                                                                             -------------------------------------
                                                                                 For the               For the
                                                                               year ended             year ended
                                                                             March 31, 1998         March 31, 1997
                                                                             --------------         --------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                       $  2,771,153           $ 1,831,370
   Net Realized Gain from Investment, Foreign Currency Transactions,
   Forward Foreign Currency Contracts and Futures Contracts                      22,301,816             6,543,684
   Net Change in Unrealized Appreciation/Depreciation on Investments,
     Foreign Currency Transactions, Forward Foreign Currency Contracts and
     Futures Contracts                                                            5,919,462               (10,467)
                                                                               ------------           -----------
   Net Increase in Net Assets from Operations                                    30,992,431             8,364,587
                                                                               ------------           -----------
Distributions to Shareholders
   Net Investment Income                                                         (2,687,805)           (2,216,173)
   Net Realized Gain from Investment Transactions                                (7,578,208)           (2,901,114)
                                                                               ------------           -----------
Total Distributions                                                             (10,266,013)           (5,117,287)
                                                                               ------------           -----------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares                                                 50,397,372            21,938,721
   Dividend Reinvestments                                                        10,265,694             5,117,271
   Cost of Shares Redeemed                                                      (20,879,846)           (8,024,398)
                                                                               ------------           -----------
Net Increase from Capital Transactions in Shares of Beneficial Interest          39,783,220            19,031,594
                                                                               ------------           -----------
Total Increase in Net Assets                                                     60,509,638            22,278,894

Net Assets
Beginning of Period                                                              78,291,335            56,012,441
                                                                               ------------           -----------
End of Period (includes undistributed net investment income of
  $304,495 and $221,147, respectively)                                         $138,800,973           $78,291,335
                                                                               ============           ===========
                                                                                          Mid Range
                                                                             -------------------------------------
                                                                                 For the               For the
                                                                               year ended             year ended
                                                                             March 31, 1998         March 31, 1997
                                                                             --------------         --------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                       $  2,627,618           $ 1,986,569
   Net Realized Gain from Investment, Foreign Currency Transactions,
     Forward Foreign Currency Contracts and Futures Contracts                    14,607,347             4,207,234
   Net Change in Unrealized Appreciation/Depreciation on Investments,
     Foreign Currency Transactions, Forward Foreign Currency Contracts and
     Futures Contracts                                                            1,032,026              (257,947)
                                                                               ------------           -----------
   Net Increase in Net Assets from Operations                                    18,266,991             5,935,856
                                                                               ------------           -----------
Distributions to Shareholders
   Net Investment Income                                                         (2,559,223)           (2,346,426)
   Net Realized Gain from Investment Transactions                                (5,705,614)           (2,020,093)
                                                                               ------------           -----------
Total Distributions                                                              (8,264,837)           (4,366,519)
                                                                               ------------           -----------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares                                                 26,695,260            11,583,017
   Dividend Reinvestments                                                         8,264,111             4,366,423
   Cost of Shares Redeemed                                                      (11,724,934)           (7,118,197)
                                                                               ------------           -----------
Net Increase from Capital Transactions in Shares of Beneficial Interest          23,234,437             8,831,243
                                                                               ------------           -----------
Total Increase in Net Assets                                                     33,236,591            10,400,580

Net Assets
Beginning of Period                                                              61,866,502            51,465,922
                                                                               ------------           -----------
End of Period (includes undistributed net investment income of
  $364,301 and $295,906, respectively)                                         $ 95,103,093           $61,866,502
                                                                               ============           ===========

              See Notes to Financial Statements on Pages 14 and 15

BT Investment Funds

Statements of Changes in Net Assets

                                                                                         Short Range
                                                                              -----------------------------------
                                                                                 For the              For the
                                                                                year ended           year ended
                                                                              March 31, 1998       March 31, 1997
                                                                              --------------       --------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                        $ 1,591,572          $ 1,312,101
   Net Realized Gain from Investment, Foreign Currency Transactions,
     Forward Foreign Currency Contracts and Futures Contracts                     4,102,263            1,896,801
   Net Change in Unrealized Appreciation/Depreciation on Investments,
     Foreign Currency Transactions, Forward Foreign Currency Contracts and
     Futures Contracts                                                              976,474             (778,720)
                                                                                 ----------           ----------
   Net Increase in Net Assets from Operations                                     6,670,309            2,430,182
                                                                                 ----------           ----------
Distributions to Shareholders
   Net Investment Income                                                         (1,605,565)          (1,614,074)
   Net Realized Gain from Investment Transactions                                (3,088,812)                  --
                                                                                 ----------           ----------
Total Distributions                                                              (4,694,377)          (1,614,074)
                                                                                 ----------           ----------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares                                                 18,129,387            6,206,095
   Dividend Reinvestments                                                         4,694,376            1,614,074
   Cost of Shares Redeemed                                                       (7,943,616)          (4,983,599)
                                                                                 ----------           ----------
Net Increase from Capital Transactions in Shares of Beneficial Interest          14,880,147            2,836,570
                                                                                 ----------           ----------
Total Increase in Net Assets                                                     16,856,079            3,652,678

Net Assets
Beginning of Period                                                              32,551,517           28,898,839
                                                                                 ----------           ----------
End of Period (includes undistributed net investment income of
  $258,449 and $176,046, respectively)                                          $49,407,596          $32,551,517
                                                                                ===========          ===========

              See Notes to Financial Statements on Pages 14 and 15

BT Investment Funds

Financial Highlights

Contained below are selected data for a share outstanding, total investment return, other supplemental data and ratios to average net assets for each period indicated for the Lifecycle Long Range and Lifecycle Mid Range Funds.

                                                                                         Long Range
                                                                    -------------------------------------------------------
                                                                                                           For the period
                                                                             For the years ended          November 16, 1993
                                                                                  March 31,                 (Commencement
                                                                    -----------------------------------   of Operations) to
                                                                    1998       1997      1996      1995    March 31, 1994
                                                                    ----       ----      ----      ----   -----------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                              $  11.96  $  11.32   $ 10.07   $  9.68        $ 10.00
                                                                  --------  --------   -------   -------        -------
Income from Investment Operations
   Net Investment Income                                              0.32      0.35      0.37      0.30           0.02
   Net Realized and Unrealized Gain (Loss) on Investments,
     Foreign Currency Transactions, Forward Foreign Currency
     Contracts and Futures Contracts                                  3.57      1.18      1.54      0.32          (0.34)
                                                                  --------  --------   -------   -------        -------
Total from Investment Operations                                      3.89      1.53      1.91      0.62          (0.32)
                                                                  --------  --------   -------   -------        -------
Distributions to Shareholders
   Net Investment Income                                             (0.33)    (0.39)    (0.38)    (0.23)            --
   Net Realized Gain from Investment Transactions                    (0.95)    (0.50)    (0.28)       --             --
                                                                  --------  --------   -------   -------        -------
Total Distributions                                                  (1.28)    (0.89)    (0.66)    (0.23)            --
                                                                  --------  --------   -------   -------        -------
Net Asset Value, End of Period                                    $  14.57  $  11.96   $ 11.32   $ 10.07        $  9.68
                                                                  ========  ========   =======   =======        =======
Total Investment Return                                              33.69%    13.88%    19.41%     6.60%         (8.42%)*
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)                       $138,801   $78,291   $56,012   $13,366        $ 5,203
   Ratios to Average Net Assets:
      Net Investment Income                                           2.57%     2.73%     3.58%     3.41%          2.69%*
      Expenses, Including Expenses of the Asset Management Portfolio  1.00%     1.00%     1.00%     1.00%          1.00%*
      Decrease Reflected in Above Expense Ratio Due
        to Absorption of Expenses by Bankers Trust                    0.45%     0.48%     0.60%     0.91%          6.00%*

                                                                                                Mid Range
                                                                          -------------------------------------------------------
                                                                                                                 For the period
                                                                                   For the years ended          October 14, 1993
                                                                                        March 31,                 (Commencement
                                                                          -----------------------------------   of Operations) to
                                                                          1998       1997      1996      1995     March 31, 1994
                                                                          ----       ----      ----      ----   -----------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                                   $  10.80   $ 10.48   $  9.61    $ 9.45        $ 10.00
                                                                       --------   -------   -------    ------        -------
Income from Investment Operations
   Net Investment Income                                                   0.37      0.42      0.41      0.37           0.11
   Net Realized and Unrealized Gain (Loss) on Investments,
     Foreign Currency Transactions, Forward Foreign Currency
     Contracts and Futures Contracts                                       2.36      0.72      0.96      0.11          (0.60)
                                                                       --------   -------   -------    ------        -------
Total from Investment Operations                                           2.73      1.14      1.37      0.48          (0.49)
                                                                       --------   -------   -------    ------        -------
Distributions to Shareholders
   Net Investment Income                                                  (0.37)    (0.44)    (0.44)    (0.32)         (0.06)
   Net Realized Gain from Investment Transactions                         (0.84)    (0.38)    (0.06)       --             --
                                                                       --------   -------   -------    ------        -------
Total Distributions                                                       (1.21)    (0.82)    (0.50)    (0.32)         (0.06)
                                                                       --------   -------   -------    ------        -------
Net Asset Value, End of Period                                         $  12.32   $ 10.80   $ 10.48    $ 9.61        $  9.45
                                                                       ========   =======   =======    ======        =======
Total Investment Return                                                   26.33%    11.16%    14.65%     5.24%        (10.48%)*
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)                            $ 95,103   $61,867   $51,466    $25,733       $19,170
   Ratios to Average Net Assets:
      Net Investment Income                                                3.31%     3.48%     4.15%     4.01%          2.77%*
      Expenses, Including Expenses of the Asset Management Portfolio II    1.00%     1.00%     1.00%     1.00%          1.00%*
      Decrease Reflected in Above Expense Ratio Due
        to Absorption of Expenses by Bankers Trust                         0.48%     0.55%     0.58%     0.76%          1.10%*

-----------
*  Annualized

              See Notes to Financial Statements on Pages 14 and 15

BT Investment Funds

Financial Highlights

Contained below are selected data for a share outstanding, total investment return, other supplemental data and ratios to average net assets for each period indicated for the Lifecycle Short Range Fund.

                                                                                                Short Range
                                                                           ------------------------------------------------------
                                                                                                                  For the period
                                                                                   For the years ended           October 15, 1993
                                                                                        March 31,                 (Commencement
                                                                           ----------------------------------   of Operations) to
                                                                           1998      1997      1996      1995     March 31, 1994
                                                                           ----      ----      ----      ----   -----------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                                     $ 10.31    $10.03    $ 9.50    $ 9.60        $ 10.00
                                                                         -------    ------    ------    ------        -------
Income from Investment Operations
   Net Investment Income                                                    0.44      0.48      0.45      0.41           0.13
   Net Realized and Unrealized Gain (Loss) on Investments,
     Foreign Currency Transactions, Forward Foreign Currency
     Contracts and Futures Contracts                                        1.39      0.34      0.54     (0.13)         (0.47)
                                                                         -------    ------    ------    ------        -------
Total from Investment Operations                                            1.83      0.82      0.99      0.28          (0.34)
                                                                         -------    ------    ------    ------        -------
Distributions to Shareholders
   Net Investment Income                                                   (0.46)    (0.54)    (0.46)    (0.37)         (0.06)
   Net Realized Gain from Investment Transactions                          (0.86)       --        --     (0.01)            --
                                                                         -------    ------    ------    ------        -------
Total Distributions                                                        (1.32)    (0.54)    (0.46)    (0.38)         (0.06)
                                                                         -------    ------    ------    ------        -------
Net Asset Value, End of Period                                           $ 10.82    $10.31    $10.03    $ 9.50        $  9.60
                                                                         =======    ======    ======    ======        =======
Total Investment Return                                                    18.68%     8.32%    10.67%     3.08%         (7.39%)*
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)                              $49,408    $32,552   $28,899   $21,137       $17,582
   Ratios to Average Net Assets:
      Net Investment Income                                                 4.06%      4.24%     4.64%     4.47%         3.12%*
      Expenses, Including Expenses of the Asset Management Portfolio III    1.00%      1.00%     1.00%     1.00%         1.00%*
      Decrease Reflected in Above Expense Ratio Due
        to Absorption of Expenses by Bankers Trust                          0.58%      0.65%     0.65%     0.82%         1.12%*

-----------
*  Annualized

              See Notes to Financial Statements on Pages 14 and 15

BT Investment Funds

Notes to Financial Statements

Note 1--Organization and Significant Accounting Policies

A. Organization

BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21,1986, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Investment Lifecycle Long Range Fund, Mid Range Fund and Short Range Fund (each a "Fund", and collectively, the "Funds") are three of the funds offered to investors by the Trust. The Funds commenced operations and began offering shares of beneficial interest on the following dates:

                                  Commencement of
                              Operations and Issuance
Fund                          of Beneficial Interest
----                          -----------------------
Long Range                        November 16,1993
Mid Range                          October 14,1993
Short Range                        October 15,1993

The Long Range Fund, Mid Range Fund and Short Range Fund invest substantially all of their investable assets in the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio Ill (each a "Portfolio" and collectively, the "Portfolios"), respectively. The Portfolios are open-end management investment companies registered under the Act. The Funds seek to achieve their investment objectives by investing all of their investable assets in the respective Portfolio. The value of such investment in the Portfolios reflects each Fund's proportionate interest in the net assets of the respective Portfolio. At March 31, 1998, the Long Range Fund's investment was approximately 21% of the Asset Management Portfolio, the Mid Range Fund's investment was 100% of the Asset Management Portfolio II and the Short Range Fund's investment was 100% of the Asset Management Portfolio Ill.

The financial statements of each of the Portfolios, including the Statement of Net Assets, are contained elsewhere in this report.

B. Investment Income

Each Fund earns income, net of expenses, daily on its investment in the respective Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of each Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C. Dividends

It is each Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, will be made annually to the extent they are not offset by any capital loss carryforwards.

Each of the Funds may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Long Range Fund reclassified $2,107,212 of paid-in capital to undistributed net realized gain. Additionally, for the year ended March 31, 1998, $96,396 of undistributed net realized gain was reclassified to undistributed net investment income by the Short Range Fund.

D. Federal Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

E. Other

The Trust accounts separately for the assets, liabilities and operations of each of the Funds. Expenses directly attributable to each Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Funds have entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to each of the Funds in return for a fee computed daily and paid monthly at an annual rate of .65% of each Fund's average daily net assets. For the year ended March 31, 1998, these fees aggregated $699,739, $515,229 and $255,093 for the Long Range Fund, Mid Range Fund and Short Range Fund, respectively.

On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the 1940 Act, Edgewood may seek reimbursement, at an annual rate not exceeding .20% of each Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of each Fund's shares. For the year ended March 31, 1998, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of each Fund, to the extent necessary, to limit all expenses to .40% of the average daily net assets of each Fund, excluding expenses of the respective Portfolios and 1.00% of the average daily net assets of each Fund, including expenses of the respective Portfolios. For the year ended March 31, 1998, expenses of the Long Range Fund, Mid Range Fund and Short Range Fund have been reduced by $314,048, $243,184 and $142,675, respectively.

Certain officers of the Funds are also directors, officers and/or employees of Edgewood. None of the officers so affiliated received compensation from the Funds.

The Trust is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis and apportioned equally amongst all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended March 31, 1998.

BT Investment Funds

Notes to Financial Statements

Note 3--Shares of Beneficial Interest

At March 31, 1998, there were an unlimited number of shares of benefical interest authorized. Transactions in shares of beneficial interest were as follows:

                                                             For the year ended March 31, 1998
                                         ---------------------------------------------------------------------
                                             Long Range                  Mid Range              Short Range
                                         ------------------         -----------------        -----------------
                                         Shares      Amount         Shares     Amount        Shares     Amount
                                         ------      ------         ------     ------        ------     ------
Sold                                    3,788,806 $ 50,397,372    2,274,374  $26,695,260   1,697,739 $ 18,129,387
Reinvested                                766,800   10,265,694      711,292    8,264,111     448,659    4,694,376
Redeemed                               (1,578,278) (20,879,846)    (991,588) (11,724,934)   (737,866)  (7,943,616)
                                       ---------- ------------    ---------  -----------   --------- ------------
Increase                                2,977,328 $ 39,783,220    1,994,078  $23,234,437   1,408,532 $ 14,880,147
                                       ========== ============    =========  ===========   ========= ============

                                                             For the year ended March 31, 1997
                                         ---------------------------------------------------------------------
                                             Long Range                  Mid Range              Short Range
                                         ------------------         -----------------        -----------------
                                         Shares      Amount         Shares     Amount        Shares     Amount
                                         ------      ------         ------     ------        ------     ------
Sold                                    1,845,973 $ 21,938,721    1,072,022  $11,583,017     604,532 $  6,206,095
Reinvested                                433,151    5,117,271      405,573    4,366,423     158,464    1,614,074
Redeemed                                 (679,352)  (8,024,398)    (658,541)  (7,118,197)   (484,952)  (4,983,599)
                                       ---------- ------------    ---------  -----------   --------- ------------
Increase                                1,599,772 $ 19,031,594      819,054  $ 8,831,243     278,044 $  2,836,570
                                       ========== ============    =========  ===========   ========= ============





Federal Tax Information (unaudited)

13.01% of the ordinary income dividends paid by the Lifecycle Long Range Fund during the tax year ended March 31, 1998, qualified for the Dividends Received Deduction. The Fund paid a long-term capital gain dividend of $0.6453 during the tax year ended March 31, 1998. This dividend was classified as 20% capital gain.

7.48% of the ordinary income dividends paid by the Lifecycle Mid Range Fund during the tax year ended March 31, 1998, qualified for the Dividends Received Deduction. The Fund paid a long-term capital gain dividend of $0.4946 during the tax year ended March 31, 1998. This dividend was classified as 28% capital gain.

2.94% of the ordinary income dividends paid by the Lifecycle Short Range Fund during the tax year ended March 31, 1998, qualified for the Dividends Received Deduction. The Fund paid a long-term capital gain dividend of $0.47940 during the tax year ended March 31, 1998. This dividend was classified as 28% capital gain.

Note: 1998 calendar year percentages will be distributed under separate cover in January 1999.

BT Investment Funds

Report of Independent Accountants

To the Trustees of BT Investment Funds and the Shareholders of the Lifecycle Long Range Fund, Lifecycle Mid Range Fund, and Lifecycle Short Range Fund:

We have audited the accompanying statements of assets and liabilities of the Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund (the "Funds") (three of the Funds comprising BT Investment Funds) as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the periods November 16, 1993 (commencement of operations) to March 31, 1994, October 14, 1993 (commencement of operations) to March 31, 1994 and October 15, 1993 (commencement of operations) to March 31, 1994 for the Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund, respectively. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.

Kansas City, Missouri
May 11, 1998

Asset Management Portfolio

Statement of Net Assets March 31, 1998

Shares                Description                              Value
------                -----------                              -----
           COMMON STOCKS - 41.36%
           Aerospace - 0.16%
  17,600   Boeing Co.                                      $   917,400
   2,352   Raytheon Co.-Cl. A                                  133,783
                                                           -----------
                                                             1,051,183
                                                           -----------
           Airlines - 0.44%
  14,300   AMR Corp. (a)                                     2,047,581
   6,800   Delta Air Lines, Inc.                               804,100
                                                           -----------
                                                             2,851,681
                                                           -----------
           Auto Related - 1.04%
  28,500   Chrysler Corp.                                    1,184,531
  53,000   Dana Corp.                                        3,083,938
  36,900   General Motors Corp.                              2,488,443
                                                           -----------
                                                             6,756,912
                                                           -----------
           Banks - 3.30%
  97,000   BankAmerica Corp.                                 8,014,625
  54,900   BankBoston Corp.                                  6,052,725
  46,400   Chase Manhattan Corp.                             6,258,200
   7,700   Citicorp                                          1,093,400
                                                           -----------
                                                            21,418,950
                                                           -----------
           Beverages - 1.52%
  37,200   Coca-Cola Co.                                     2,880,675
  27,400   Coca-Cola Enterprises, Inc.                       1,005,238
 127,400   PepsiCo, Inc.                                     5,438,387
  13,800   Seagram Company Ltd.                                526,988
                                                           -----------
                                                             9,851,288
                                                           -----------
           Chemicals and Toxic Waste - 1.74%
   9,600   Air Products & Chemical Inc.                        795,600
  82,200   Du Pont (E.I.) de Nemours & Co.                   5,589,600
  84,500   Monsanto Co.                                      4,394,000
  16,900   Solutia, Inc.                                       502,775
                                                           -----------
                                                            11,281,975
                                                           -----------
           Computer Services - 1.38%
  65,000   Cendant Corp. (a)                                 2,575,625
  78,250   Cisco Systems, Inc. (a)                           5,350,344
  40,700   Seagate Technology Inc. (a)                       1,027,675
                                                           -----------
                                                             8,953,644
                                                           -----------
           Computer Software - 1.20%
  11,400   BMC Software, Inc. (a)                              955,463
  55,275   Computer Associates International, Inc.           3,192,131
  28,400   Microsoft Corp. (a)                               2,541,800
  35,625   Oracle Corp. (a)                                  1,124,414
                                                           -----------
                                                             7,813,808
                                                           -----------
           Diversified - 1.61%
 114,900   AlliedSignal, Inc.                                4,825,800
  14,100   SUPERVALU, Inc.                                     657,412
  21,400   Textron, Inc.                                     1,647,800
  36,200   United Technologies Corp.                         3,341,713
                                                           -----------
                                                            10,472,725
                                                           -----------
           Drugs - 3.18%
  45,600   Lilly (Eli) & Co.                                 2,718,900
  58,600   Merck & Co., Inc.                                 7,522,775
 104,600   Pfizer, Inc.                                     10,427,313
                                                           -----------
                                                            20,668,988
                                                           -----------

Shares                Description                              Value
------                -----------                              -----
           Electrical Equipment - 1.71%
  48,400   Emerson Electric Co.                            $ 3,155,075
  92,200   General Electric Co.                              7,946,488
                                                           -----------
                                                            11,101,563
                                                           -----------
           Electronics - 1.40%
  51,400   Analog Devices, Inc. (a)                          1,709,050
  46,000   Intel Corp.                                       3,590,875
  23,900   LSI Logic Corp. (a)                                 603,475
  38,400   Motorola, Inc.                                    2,328,000
  23,000   Xilinx, Inc. (a)                                    861,063
                                                           -----------
                                                             9,092,463
                                                           -----------
           Entertainment - 0.30%
  18,027   Disney (Walt) Co.                                 1,924,382
                                                           -----------
           Environment Control - 0.25%
  47,000   U.S. Filter Corp. (a)                             1,650,875
                                                           -----------
           Financial Services - 2.27%
  29,900   Associates First Capital Corp.-Cl. A              2,362,100
  72,000   Federal Home Loan Mortgage Corp.                  3,415,500
  41,100   First Data Corp.                                  1,335,750
  39,400   MBNA Corp.                                        1,411,013
  20,400   Merrill Lynch & Co., Inc.                         1,693,200
  10,900   T. Rowe Price Associates                            767,087
  62,949   Travelers Group, Inc.                             3,776,940
                                                           -----------
                                                            14,761,590
                                                           -----------
           Foods - 1.53%
  44,500   Bestfoods                                         5,200,937
  11,125   Corn Products International, Inc. (a)               399,109
  59,500   Sara Lee Corp.                                    3,666,688
  10,875   Sodexho Marriott Service                            288,867
  12,730   Tricon Global Restaurants, Inc. (a)                 382,696
                                                           -----------
                                                             9,938,297
                                                           -----------
           Healthcare - 0.97%
   8,400   Abbott Laboratories                                 632,625
  77,500   Johnson & Johnson                                 5,681,719
                                                           -----------
                                                             6,314,344
                                                           -----------
           Hospital Supplies and Healthcare - 0.80%
  36,700   Baxter International Inc.                         2,023,088
  19,800   Becton, Dickinson & Co.                           1,347,637
  54,600   U.S. Surgical Corp.                               1,801,800
                                                           -----------
                                                             5,172,525
                                                           -----------
           Hotel/Motel - 0.49%
  43,500   Marriott International, Inc. (a)                  1,617,656
  43,500   Marriott International, Inc.-Cl. A (a)            1,557,844
                                                           -----------
                                                             3,175,500
                                                           -----------
           Household Products - 1.14%
  21,800   Clorox Co.                                        1,867,988
  65,400   Procter & Gamble Co.                              5,518,125
                                                           -----------
                                                             7,386,113
                                                           -----------
           Insurance - 1.32%
  42,450   American International Group, Inc.                5,346,047
  14,600   General Re Corp.                                  3,221,125
                                                           -----------
                                                             8,567,172
                                                           -----------



            See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolio

Statement of Net Assets March 31, 1998

Shares                Description                              Value
------                -----------                              -----
           Metals - 0.16%
  20,000   Alcan Aluminium Ltd.                           $    625,000
  21,600   Freeport-McMoRan Copper & Gold, Inc.-Cl. B          430,650
                                                          ------------
                                                             1,055,650
                                                          ------------
           Office Equipment and Computers - 1.05%
  38,200   Hewlett-Packard Co.                               2,420,925
  26,400   International Business Machines Corp.             2,742,300
  15,900   Xerox Corp.                                       1,692,356
                                                          ------------
                                                             6,855,581
                                                          ------------
           Oil Equipment and Services - 0.30%
  25,400   Apache Corp.                                        933,450
  13,200   Schlumberger Ltd.                                   999,900
                                                          ------------
                                                             1,933,350
                                                          ------------
           Oil-Domestic - 1.03%
   5,800   Atlantic Richfield Co.                              456,025
  16,927   Burlington Resources, Inc.                          811,438
  54,600   ENSCO International, Inc.                         1,515,150
  26,900   Noble Drilling Corp. (a)                            822,131
  14,300   Phillips Petroleum Co.                              714,106
  61,400   Unocal Corp.                                      2,375,413
                                                          ------------
                                                             6,694,263
                                                          ------------
           Oil-International - 2.08%
   8,700   Amoco Corp.                                         751,463
  11,600   Chevron Corp.                                       931,625
  41,900   Exxon Corp.                                       2,833,487
  15,200   Mobil Corp.                                       1,164,700
  65,600   Royal Dutch Petroleum Co.                         3,726,900
  68,000   Texaco, Inc.                                      4,097,000
                                                          ------------
                                                            13,505,175
                                                          ------------
           Paper and Forest Products - 0.45%
  29,400   Champion International Corp.                      1,596,788
  28,900   International Paper Co.                           1,352,881
                                                          ------------
                                                             2,949,669
                                                          ------------

           Printing and Publishing - 0.52%
  44,500   McGraw-Hill Companies, Inc.                       3,384,781
                                                          ------------
           Railroads - 0.35%
  21,600   Burlington Northern Santa Fe                      2,246,400
                                                          ------------
           Retail - 1.91%
  72,539   Dollar General Corp.                              2,806,343
  31,200   Federated Department Stores, Inc. (a)             1,616,550
  30,900   Lowe's Companies, Inc.                            2,168,793
  18,500   Nine West Group, Inc. (a)                           455,563
  26,400   Tiffany & Co.                                     1,285,350
  80,000   Wal-Mart Stores, Inc.                             4,065,000
                                                          ------------
                                                            12,397,599
                                                          ------------
           Telecommunications - 1.75%
  81,700   AT&T Corp.                                        5,361,563
  58,700   Comcast Corp.-Cl. A                               2,072,843
  57,400   MCI Communications Corp.                          2,841,300
  15,700   Sprint Corp.                                      1,062,694
                                                          ------------
                                                            11,338,400
                                                          ------------

Shares                Description                              Value
------                -----------                              -----
           Tobacco - 0.70%
 109,100   Philip Morris Companies, Inc.                  $  4,548,106
                                                          ------------
           Utility-Electric - 1.10%
  16,900   American Electric Power Co.                         849,225
  11,900   Dominion Resources, Inc.                            499,800
  21,500   FirstEnergy Corp.                                   662,469
  30,400   FPL Group, Inc.                                   1,953,200
  36,400   PG&E Corp.                                        1,201,200
  16,500   Public Service Enterprise Group, Inc.               624,937
  33,900   Texas Utilities Co.                               1,332,694
                                                          ------------
                                                             7,123,525
                                                          ------------
           Utility-Gas, Natural Gas - 0.41%
  46,000   Consolidated Natural Gas Co.                      2,653,625
                                                          ------------
           Utility-Telephone - 1.80%
  19,600   Ameritech Corp.                                     968,975
   7,700   Bell Atlantic Corp.                                 789,250
  17,800   BellSouth Corp.                                   1,202,613
  41,200   Frontier Corp.                                    1,341,575
  81,500   GTE Corp.                                         4,879,813
  12,128   Lucent Technologies, Inc.                         1,550,867
  21,800   SBC Communications, Inc.                            951,025
                                                          ------------
                                                            11,684,118
                                                          ------------
Total Common Stocks (Cost $246,624,793)                    268,576,220
                                                          ------------

Principal
 Amount
---------
            CORPORATE DEBT-NON CONVERTIBLE - 3.53%
            Financial Services - 1.84%
$  400,000  BankBoston Corp., 6.38%, 8/11/00                   403,368
   510,000  Chrysler Financial Corp., 6.11%, 7/28/99           511,571
   400,000  CP Limited Partnership, 6.92%, 12/10/04            400,558
 2,400,000  Ford Motor Credit Co., 6.25%, 11/08/00           2,415,625
   600,000  Great Westem Financial Corp., 6.375%,
              7/01/00                                          603,369
   940,000  IBM Credit Corp, 5.875%, 8/25/99                   941,814
 1,375,000  KFW International Finance, 8.20%, 6/01/06        1,558,909
   600,000  Lehman Brothers Holdings-Ser. E, 6.30%,
              8/11/99                                          602,058
   675,000  Meditrust, 7.114%, 8/15/04 (d)                     671,858
   880,000  NationsBank Corp., 7.00%, 9/15/01                  904,721
   765,000  Paine Webber Group, Inc., 9.25%, 12/15/01          835,345
   850,000  Salomon, Inc., 7.50%, 2/01/03                      890,420
   930,000  Vesta Capital Trust I, 8.525%, 1/15/27 (d)       1,030,435
   225,000  Wharf International Finance Ltd., 7.625%,
              3/13/07                                          199,193
                                                          ------------
                                                            11,969,244
                                                          ------------
            Foreign Industrial - 0.05%
    19,000  Celulosa Arauco y Constitu, 6.75%, 12/15/03         18,655
   320,000  Celulosa Arauco y Constitu, 6.95%, 9/15/05         312,917
                                                          ------------
                                                               331,572
                                                          ------------
            Industrial - 1.61%
   300,000  Allied Waste North America, 10.25%,
              12/01/06                                         335,250
   335,000  Avalon Properties, Inc., 6.875%, 12/15/07          335,281
   760,000  Columbus Southern Power, 6.51%, 2/01/08            757,568
    95,000  Conmed Corp., 9.00%, 3/15/08 (d)                    96,900


            See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolio

Statement of Net Assets March 31, 1998

Principal
 Amount               Description                              Value
---------             -----------                              -----
$    830,000  Consolidated Edison, 6.45%, 12/01/07        $    836,611
     470,000  Dime Capital Trust, 9.33%, 5/06/27               531,322
     270,000  Empress River Casino Finance, 10.75%,
                4/01/02                                        294,300
     555,000  Federated Department Stores, Inc., 7.00%,
                2/15/28                                        550,655
      20,000  Federated Department Stores, Inc., 8.50%,
                6/15/03                                         21,864
     530,000  First Industrial LP, 7.00%, 12/01/06             535,297
     190,000  Hutchison Whampoa Finance, 6.988%,
                8/01/37 (d)                                    180,025
     625,000  Laidlaw, Inc., 6.65%, 10/01/04                   630,953
     430,000  Loewen Group International, Inc.-Ser. 4, 8.25%,
                10/15/03                                       457,323
     290,000  Marriott International, Series A, 6.75%,
                12/15/03                                       295,457
     125,000  Marriott International, Series B, 7.875%,
                4/15/05                                        135,330
     800,000  Merck & Co., 5.76%, 5/03/37                      821,918
     530,000  Mutual Life Insurance Co., 0.00%, 8/15/24 (c)(d) 688,997
     750,000  News America, Inc., 6.625%, 1/09/08 (d)          737,925
     330,000  Revlon Consumer Products, 8.625%, 2/01/08 (d)    334,950
     215,000  Standard Credit Card Master Trust, 6.55%,
                10/07/05                                       219,537
     520,000  Tenet Healthcare Corp., 8.625%, 12/01/03         553,829
     485,000  Tenet Healthcare Corp., 9.625%, 9/01/02          526,226
     535,000  Texas Instruments, Inc., 6.75%, 7/15/99          540,703
                                                          ------------
                                                            10,418,221
                                                          ------------
              Utility - 0.03%
      35,000  Idaho Power Co., 8.00%, 3/15/04                   38,008
     140,000  Potomac Edison Co., 8.00%, 6/01/24               150,183
                                                          ------------
                                                               188,191
                                                          ------------
Total Corporate Debt Non-Convertible (Cost $22,438,726)     22,907,228
                                                          ------------
              FOREIGN DEBT - 0.33%
     210,000  Guangdong International, 8.75%, 10/24/16(d)      192,750
     125,000  Manitoba, 6.125%, 1/19/04                        125,250
     365,000  National Australia Bank, 6.60%, 12/10/07         366,482
     995,000  New Zealand Government, 8.75%, 12/15/06        1,165,682
      95,000  New Zealand Government, 10.625%, 11/15/05        121,067
     250,000  Tenaga Nasional Berhad, 7.50%, 11/01/25 (d)      194,256
                                                          ------------
Total Foreign Debt (Cost $2,117,202)                         2,165,487
                                                          ------------
              U.S. GOVERNMENT AND AGENCIES - 2.68%
     700,000  FNMA TBA, 6.00%, 4/01/08                         689,938
   2,500,000  FNMA TBA, 6.50%, 4/01/23                       2,475,000
   1,400,000  FNMA TBA, 7.00%, 9/01/21                       1,415,313
   7,500,000  FNMA TBA, 7.50%, 9/01/21                       7,694,534
     690,000  FNMA, 5.75%, 2/15/08                             682,316
     325,000  FNMA, 8.625%, 11/10/04                           334,258
     150,000  FNMA, Global Bond, 6.35%, 11/23/01               150,633
   3,900,000  GNMA TBA, 7.50%, 9/01/21                       4,003,596
                                                          ------------
Total U.S. Government and Agencies (Cost $17,417,355)       17,445,588
                                                          ------------
 Shares/
Principal
 Amount               Description                              Value
---------             -----------                              -----
              U.S. TREASURY SECURITIES - 2.98%
$  1,050,000  U.S. Treasury Bond, 7.625%, 11/15/22        $  1,263,939
   1,300,000  U.S. Treasury Bond, 8.125%, 8/15/19            1,626,823
   2,890,000  U.S. Treasury Note, 5.375%, 2/15/01            2,873,285
   2,685,000  U.S. Treasury Note, 5.50%, 2/15/08             2,652,689
   2,020,000  U.S. Treasury Note, 7.00%, 7/15/06             2,183,491
     460,000  U.S. Treasury Note, 5.50%, 2/28/03               457,339
     910,000  U.S. Treasury Note, 5.75%, 9/30/99               912,136
     840,000  U.S. Treasury Note, 5.875%, 11/30/01             845,776
   2,810,000  U.S. Treasury Note, 6.125%, 11/15/27           2,882,010
     260,000  U.S. Treasury Note, 6.25%, 8/31/02               265,727
   3,190,000  U.S. Treasury Note, 6.625%, 3/31/02            3,296,662
      70,000  U.S. Treasury Note, 7.25%, 8/15/04                75,731
                                                          ------------
Total U.S. Treasury Securities (Cost $19,408,830)           19,335,608
                                                          ------------
              SHORT TERM INSTRUMENTS - 48.65%
              Mutual Fund - 5.59%
  36,330,332  BT Institutional Cash Management Fund         36,330,332
                                                          ------------
              Repurchase Agreement - 6.43%
  41,746,461  Open Repurchase agreement with                41,746,461
              Goldman Sachs dated 3/31/98, 5.85%,         ------------
              principal and interest in the amount of
              41,753,247, due 4/01/98 (collateralized by
              U.S. Treasury Bonds, par value of
              $34,820,000, coupon rate of 10.75%,
              due 2/15/03, value of $42,712,303).

              U.S. Government and Agency - 36.63% (b)
  30,000,000  U.S. Treasury Bill, 5.07%, 8/20/98            29,400,750
   8,840,000  U.S. Treasury Bill, 5.15%, 4/30/98             8,803,111
  50,000,000  U.S. Treasury Bill, 5.25%, 4/02/98            49,993,014
  20,000,000  U.S. Treasury Bill, 5.26%, 4/23/98            19,935,711
 130,000,000  U.S. Treasury Bill, 5.35%, 4/16/98           129,710,208
                                                          ------------
                                                           237,842,794
                                                          ------------
Total Short Term Instruments (Cost $315,930,688)           315,919,587
                                                          ------------
Total Investments (Cost $623,937,594)      99.53%          646,349,718
Other Assets in Excess of Liabilities       0.47%            3,022,704
                                          ------          ------------
Net Assets                                100.00%         $649,372,422
                                          ======          ============

------------
(a) Non-income producing security
(b) Held as collateral for Futures Contracts
(c) Step-up Bond Security. On 8/15/99 this security will begin accruing interest at a rate of 11.25% from then until maturity.
(d) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The following abbreviations are used in the portfolio description:

FNMA    --  Federal National Mortgage Association
GNMA    --  Government National Mortgage Association
TBA     --  To be announced



            See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolio II

Statement of Net Assets March 31, 1998

 Shares               Description                            Value
 ------               -----------                            -----
              COMMON STOCKS - 31.77%
              Aerospace - 0.13%
       2,000  Boeing Co.                                  $    104,250
         300  Raytheon Co.-CI. A                                17,062
                                                          ------------
                                                               121,312
                                                          ------------
              Airlines - 0.36%
       1,700  AMR Corp. (a)                                    243,419
         800  Delta Air Lines, Inc.                             94,600
                                                          ------------
                                                               338,019
                                                          ------------
              Auto Related - 0.78%
       3,100  Chrysler Corp.                                   128,844
       5,800  Dana Corp.                                       337,488
       4,100  General Motors Corp.                             276,494
                                                          ------------
                                                               742,826
                                                          ------------
              Banks - 2.52%
      10,800  Bank America Corp.                               892,350
       6,200  BankBoston Corp.                                 683,550
       5,100  Chase Manhattan Corp.                            687,863
         900  Citicorp                                         127,800
                                                          ------------
                                                             2,391,563
                                                          ------------
              Beverages - 1.17%
       4,100  Coca-Cola Co.                                    317,494
       3,300  Coca-Cola Enterprises, Inc.                      121,069
      14,200  PepsiCo, Inc.                                    606,163
       1,700  Seagram Company Ltd.                              64,918
                                                          ------------
                                                             1,109,644
                                                          ------------
              Chemicals and Toxic Waste - 1.31%
       1,100  Air Products & Chemicals, Inc.                    91,163
       9,000  Du Pont (E.I.) de Nemours & Co.                  612,000
       9,400  Monsanto Co.                                     488,800
       1,900  Solutia, Inc.                                     56,525
                                                          ------------
                                                             1,248,488
                                                          ------------
              Computer Services - 1.05%
       7,300  Cendant Corp. (a)                                289,263
       8,650  Cisco Systems, Inc. (a)                          591,443
       4,600  Seagate Technology, Inc. (a)                     116,150
                                                          ------------
                                                               996,856
                                                          ------------
              Computer Software - 0.97%
       1,400  BMC Software, Inc. (a)                           117,338
       6,250  Computer Associates International, Inc.          360,937
       3,600  Microsoft Corp. (a)                              322,200
       4,000  Oracle Corp. (a)                                 126,250
                                                          ------------
                                                               926,725
                                                          ------------
              Diversified - 1.26%
      12,800  AlliedSignal, Inc.                               537,600
       1,700  SUPERVALU, Inc.                                   79,263
       2,600  Textron, Inc.                                    200,200
       4,100  United Technologies Corp.                        378,481
                                                          ------------
                                                             1,195,544
                                                          ------------
              Drugs - 2.41%
       5,000  Lilly (Eli) & Co.                                298,125
       6,500  Merck & Co., Inc.                                834,438
      11,600  Pfizer, Inc.                                   1,156,375
                                                          ------------
                                                             2,288,938
                                                          ------------

 Shares               Description                            Value
 ------               -----------                            -----
              Electrical Equipment - 1.29%

       5,400  Emerson Electric Co.                        $    352,013
      10,200  General Electric Co.                             879,112
                                                          ------------
                                                             1,231,125
                                                          ------------
              Electronics - 1.07%
       5,700  Analog Devices, Inc. (a)                         189,525
       5,200  Intel Corp.                                      405,925
       2,700  LSI Logic Corp. (a)                               68,175
       4,300  Motorola, Inc.                                   260,688
       2,600  Xilinx, Inc. (a)                                  97,337
                                                          ------------
                                                             1,021,650
                                                          ------------
              Entertainment - 0.22%
       2,000  Disney (Walt) Co.                                213,500
                                                          ------------
              Environmental Control - 0.20%
       5,300  U.S. Filter Corp. (a)                            186,163
                                                          ------------
              Financial Services - 1.74%
       3,200  Associates First Capital Corp.-Cl. A             252,800
       8,100  Federal Home Loan Mortgage Corp.                 384,244
       4,400  First Data Corp.                                 143,000
       4,500  MBNA Corp.                                       161,156
       2,400  Merrill Lynch & Co., Inc.                        199,200
       1,300  T. Rowe Price Associates                          91,488
       7,100  Travelers Group, Inc.                            426,000
                                                          ------------
                                                             1,657,888
                                                          ------------
              Foods - 1.15%
       4,900  Bestfoods                                        572,688
       1,225  Corn Products International, Inc. (a)             43,947
       6,600  Sara Lee Corp.                                   406,725
       1,200  Sodexho Marriott Services, Inc.                   31,875
       1,420  Tricon Global Restaurants, Inc. (a)               42,688
                                                          ------------
                                                             1,097,923
                                                          ------------
              Healthcare - 0.74%
       1,000  Abbott Laboratories                               75,313
       8,600  Johnson & Johnson                                630,487
                                                          ------------
                                                               705,800
                                                          ------------
              Hospital Supplies and Healthcare - 0.61%
       4,100  Baxter International, Inc.                       226,013
       2,200  Becton, Dickinson & Company                      149,737
       6,100  U.S. Surgical Corp.                              201,300
                                                          ------------
                                                               577,050
                                                          ------------
              Hotel/Motel - 0.37%
       4,800  Marriott International, Inc. (a)                 178,500
       4,800  Marriott International, Inc.-CI. A (a)           171,900
                                                          ------------
                                                               350,400
                                                          ------------
              Household Products - 0.87%
       2,600  Clorox Co.                                       222,788
       7,200  Procter & Gamble Co.                             607,500
                                                          ------------
                                                               830,288
                                                          ------------
              Insurance - 1.05%
       4,750  American International Group, Inc.               598,203
       1,800  General Re Corp.                                 397,125
                                                          ------------
                                                               995,328
                                                          ------------


            See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolio II

Statement of Net Assets March 31, 1998

 Shares               Description                            Value
 ------               -----------                            -----
              Metals - 0.12%
       2,200  Alcan Aluminium Co. Ltd.                    $     68,750
       2,400  Freeport-McMoRan Copper & Gold, Inc.-Cl. B        47,850
                                                          ------------
                                                               116,600
                                                          ------------
              Office Equipment and Computers - 0.83%
       4,300  Hewlett-Packard Co.                              272,513
       3,200  International Business Machines Corp.            332,400
       1,700  Xerox Corp.                                      180,943
                                                          ------------
                                                               785,856
                                                          ------------
              Oil Equipment and Services - 0.24%
       2,800  Apache Corp.                                     102,900
       1,600  Schlumberger Ltd.                                121,200
                                                               224,100
                                                          ------------
              Oil-Domestic - 0.79%
         600  Atlantic Richfield Co.                            47,175
       2,000  Burlington Resources, Inc.                        95,875
       6,200  ENSCO International, Inc.                        172,050
       3,000  Noble Drilling Corp. (a)                          91,688
       1,700  Phillips Petroleum Co.                            84,894
       6,800  Unocal Corp.                                     263,074
                                                          ------------
                                                               754,756
                                                          ------------
              Oil-International - 1.64%
       1,000  Amoco Corp.                                       86,375
       1,400  Chevron Corp.                                    112,438
       4,600  Exxon Corp.                                      311,075
       1,800  Mobil Corp.                                      137,925
       8,000  Royal Dutch Petroleum Co.                        454,500
       7,600  Texaco, Inc.                                     457,900
                                                          ------------
                                                             1,560,213
                                                          ------------
              Paper and Forest Products - 0.34%
       3,200  Champion International Corp.                     173,800
       3,100  International Paper Co.                          145,119
                                                          ------------
                                                               318,919
                                                          ------------
              Printing and Publishing - 0.39%
       4,900  McGraw-Hill Companies, Inc.                      372,706
                                                          ------------
              Railroads - 0.26%
       2,400  Burlington Northern Santa Fe                     249,600
                                                          ------------
              Retail - 1.45%
       8,000  Dollar General Corp.                             309,500
       3,500  Federated Department Stores, Inc. (a)            181,344
       3,400  Lowe's Companies, Inc.                           238,638
       2,100  Nine West Group, Inc. (a)                         51,711
       3,000  Tiffany & Co.                                    146,063
       8,800  Wal-Mart Stores, Inc.                            447,150
                                                          ------------
                                                             1,374,406
                                                          ------------
              Telecommunications - 1.34%
       9,100  AT&T Corp.                                       597,188
       6,600  Comcast Corp.-Cl. A                              233,063
       6,400  MCI Communications Corp.                         316,800
       1,900  Sprint Corp.                                     128,605
                                                          ------------
                                                             1,275,656
                                                          ------------
              Tobacco - 0.54%
      12,300  Philip Morris Companies, Inc.                    512,756
                                                          ------------

 Shares               Description                            Value
 ------               -----------                            -----
              Utility-Electric - 0.85%
       2,000  American Electric Power Co.                 $    100,500
       1,400  Dominion Resources, Inc.                          58,800
       2,400  FirstEnergy Corp.                                 73,950
       3,400  FPL Group, Inc.                                  218,450
       4,000  PG&E Corp.                                       132,000
       2,000  Public Service Enterprise Group, Inc.             75,750
       3,800  Texas Utilities Co.                              149,388
                                                          ------------
                                                               808,838
                                                          ------------
              Utility-Gas, Natural Gas - 0.31%
       5,100  Consolidated Natural Gas Co.                     294,206
                                                          ------------
              Utility-Telephone - 1.40%
       2,400  Ameritech Corp.                                  118,650
         900  Bell Atlantic Corp.                               92,250
       1,900  BellSouth Corp.                                  128,369
       4,600  Frontier Corp.                                   149,788
       9,100  GTE Corp.                                        544,863
       1,400  Lucent Technologies, Inc.                        179,020
       2,600  SBC Communications, Inc.                         113,425
                                                          ------------
                                                             1,326,365
                                                          ------------
Total Common Stocks (Cost $28,976,067)                      30,202,007
                                                          ------------

Principal
 Amount
---------
              CORPORATE DEBT NON-CONVERTIBLE - 6.43%
              Financial Services - 2.57%
$    125,000  BankBoston Corp., 6.38%, 8/11/00                 126,053
     187,000  Bayerische Landesbank, 6.17%, 2/01/06            186,668
     150,000  Chrysler Financial Corp., 6.11%, 7/28/99         150,462
     120,000  CP Limited Partnership, 6.92%, 12/10/04          120,167
      90,000  Ford Motor Credit Co., 6.25%, 11/8/00             90,586
      85,000  GMAC, 8.625%, 1/18/01                             90,361
     280,000  IBM Credit Corp, 5.875%, 8/25/99                 280,540
      40,000  International Bank Reconstruction &
                Development, 8.875%, 3/01/26                    53,696
      55,000  KFW International Finance, 8.20%, 6/01/06         62,356
     175,000  Lehman Brothers Holdings-Ser. E, 6.30%,
                8/11/99                                        175,600
     200,000  Meditrust, 7.114%, 8/15/04 (d)                   199,069
     280,000  PaineWebber Group, Inc., 9.25%, 12/15/01         305,747
     230,000  Salomon, Inc., 7.50%, 2/01/03       240,937
     275,000  Vesta Capital Trust I, 8.525%, 1/15/27 (d)       304,699
      65,000  Wharf International Finance Ltd., 7.625%,
                3/13/07                                         57,545
                                                          ------------
                                                             2,444,486
                                                          ------------
              Foreign Industrial - 0.12%
      26,000  Celulosa Arauco y Constitu, 6.75%, 12/15/03       25,528
      90,000  Celulosa Arauco y Constitu, 6.95%, 9/15/05        88,008
                                                          ------------
                                                               113,536
                                                          ------------
              Industrial - 3.62%
      85,000  Allied Waste North America, 10.25%,
                12/01/06                                        94,988
     150,000  American Express Master Trust, 5.375%,
                7/15/01                                        148,212
     100,000  Avalon Properties, Inc., 6.875%, 12/15/07        100,084
     225,000  Columbus Southern Power, 6.51%, 2/01/08          224,280
      25,000  Conmed Corp., 9.00%, 3/15/08 (d)                  25,500
     245,000  Consolidated Edison, 6.45%, 12/01/07             246,951
     140,000  Dime Capital Trust, 9.33%, 5/06/27               158,266


            See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolio II

Statement of Net Assets March 31, 1998

Principal
  Amount              Description                            Value
---------             -----------                            -----
$    100,000  Empress River Casino Finance, 10.75%,
                4/01/02                                   $    109,000
     165,000  Federated Department Stores, Inc., 7.00%,
                2/15/28                                        163,708
      80,000  Federated Department Stores, Inc., 8.50%,
                6/15/03                                         87,458
     155,000  First Industrial LP, 7.00%, 12/01/06             156,549
     185,000  Laidlaw, Inc., 6.65%, 10/01/04                   186,762
     170,000  Loewen Group International, Inc.-Ser. 4, 8.25%,
                10/15/03                                       180,802
     150,000  Marriott International, Series C, 7.125%,
                6/01/07                                        156,496
      85,000  Marriott International, Series A, 6.75%,
                12/15/03                                        86,600
      40,000  Marriott International, Series B, 7.875%,
                4/15/05                                         43,306
     200,000  Merck & Co., 5.76%, 5/03/37                      205,479
      85,000  Mutual Life Insurance Co., 0.00%,
                8/15/24 (c) (d)                                110,500
     220,000  News America, Inc., 6.625%, 1/09/08 (d)          216,458
      90,000  Revlon Consumer Products, 8.625%,
                2/01/08 (d)                                     91,350
     130,000  Standard Credit Card MasterTrust, 6.55%,
                10/07/05                                       132,743
      95,000  Tenet Healthcare Corp., 8.625%, 12/01/03         101,180
     200,000  Tenet Healthcare Corp., 9.625%, 9/01/02          217,000
     200,000  Texas Instruments, Inc., 6.75%, 7/15/99          202,132
                                                          ------------
                                                             3,445,804
                                                          ------------
              Utility - 0.12%
      45,000  Idaho Power Co., 8.00%, 3/15/04                   48,868
      60,000  Potomac Edison Co., 8.00%, 6/01/24                64,364
                                                          ------------
                                                               113,232
                                                          ------------
Total Corporate Debt Non-Convertible (Cost $6,008,796)       6,117,058
                                                          ------------
              FOREIGN DEBT - 0.55%
      60,000  Guangdong International, 8.75%,
              10/24/16 (d)                                      55,071
     125,000  Manitoba, 6.125%, 1/19/04                        125,250
     110,000  National Australia Bank, 6.60%, 12/10/07         110,447
     125,000  New Zealand Government, 8.75%, 12/15/06          146,443
      65,000  NEW ZEALAND GOVERNMENT, 10.625%, 11/15/05         82,835
                                                          ------------
Total Foreign Debt (Cost $509,206)                             520,046
                                                          ------------
              U.S GOVERNMENT AND AGENCIES - 4.99%
     400,000  FNMA TBA, 6.00%, 4/01/08                         394,250
     900,000  FNMA TBA, 6.50%, 4/01/23                         891,000
     800,000  FNMA TBA, 7.00%, 9/01/21                         808,750
     200,000  FNMA, 5.75%, 2/15/08                             197,773
     140,000  FNMA, 8.625%, 11/10/04                           143,988
      50,000  FNMA, Global Bond, 6.35%, 11/23/01                50,211
   2,200,000  GNMA TBA, 7.50%, 9/01/21                       2,258,439
                                                          ------------
Total U.S Government and Agencies (Cost $4,741,180)          4,744,411
                                                          ------------

 Shares/
Principal
  Amount              Description                            Value
---------             -----------                            -----
              U.S. TREASURY SECURITIES - 6.22%
$    350,000  U.S. Treasury Bond, 7.625%, 11/15/22        $    421,313
     410,000  U.S. Treasury Bond, 8.125%, 8/15/19              513,075
     655,000  U.S. Treasury Note, 7.00%, 7/15/06               707,605
     840,000  U.S. Treasury Note, 5.375%, 2/15/01              835,142
     675,000  U.S. Treasury Note, 5.50%, 2/15/08               666,877
      60,000  U.S. Treasury Note, 5.875%, 8/31/99               60,225
     170,000  U.S. Treasury Note, 5.75%, 9/30/99               170,399
     180,000  U.S. Treasury Note, 5.875%, 11/30/01             181,238
     985,000  U.S. Treasury Note, 6.125%, 11/15/27           1,010,242
      75,000  U.S. Treasury Note, 6.25%, 8/31/02                76,652
   1,210,000  U.S. Treasury Note, 6.625%, 3/31/02            1,250,458
      20,000  U.S. Treasury Note, 7.25%, 8/15/04                21,636
                                                          ------------
Total U.S. Treasury Securities (Cost $5,932,520)             5,914,862
                                                          ------------
              SHORT TERM INSTRUMENTS - 51.21%
              Mutual Fund - 18.67%
  17,751,281  BT Institutional Cash Management Fund         17,751,281
                                                          ------------
              Repurchase Agreement - 2.97%
   2,824,916  Open Repurchase Agreement with                 2,824,916
              Goldman Sachs, dated 3/31/98, 5.85%,        ------------
              principal and interest in the amount of
              $2,825,375, due 4/01/98 (collateralized by
              U.S. Treasury Notes, par value of $2,865,000, coupon rate of 5.75%, due 8/15/03, value of $3,024,138).

              U.S. Government and Agency - 29.57% (b)
   2,000,000  U.S. Treasury Bill, 5.07%, 8/20/98             1,960,050
   1,195,000  U.S. Treasury Bill, 5.15%, 4/30/98             1,189,998
  10,000,000  U.S. Treasury Bill, 5.25%, 4/02/98             9,998,603
   5,000,000  U.S. Treasury Bill, 5.26%, 4/23/98             4,983,928
  10,000,000  U.S. Treasury Bill, 5.35%, 4/16/98             9,977,708
                                                          ------------
                                                            28,110,287
                                                          ------------
Total Short Term Instruments (Cost $48,687,228)             48,686,484
                                                          ------------
Total Investments (Cost $94,854,997)      101.17%           96,184,868
Liabilities in Excess of Other Assets      (1.17)%          (1,113,338)
                                          ------          ------------
Net Assets                                100.00%          $95,071,530
                                          ======          ============

---------
(a) Non-income producing security
(b) Held as collateral for Futures Contracts
(c) Step up bond security. On 8/15/99 this security will begin accruing interest at a rate of 11.25% from then until maturity.
(d) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The following abbreviations are used in the portfolio description:

FNMA    --  Federal National Mortgage Association
GNMA    --  Government National Mortgage Association
TBA     --  To be announced

            See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolio III

Statement of Net Assets March 31, 1998

   Shares             Description                            Value
   ------             -----------                            -----
              COMMON STOCKS - 14.02%
              Aerospace - 0.05%
         400  Boeing Co.                                   $    20,850
         100  Raytheon Co.-CI. A                                 5,688
                                                           -----------
                                                                26,538
                                                           -----------
              Airlines - 0.16%
         400  AMR Corp. (a)                                     57,275
         200  Delta Air Lines, Inc.                             23,650
                                                           -----------
                                                                80,925
                                                           -----------
              Auto Related - 0.32%
         800  Chrysler Corp.                                    33,250
       1,200  Dana Corp.                                        69,825
         800  General Motors Corp.                              53,950
                                                           -----------
                                                               157,025
                                                           -----------
              Banks - 1.10%
       2,400  Bank America Corp.                               198,300
       1,400  BankBoston Corp.                                 154,350
       1,200  Chase Manhattan Corp.                            161,850
         200  Citicorp                                          28,400
                                                           -----------
                                                               542,900
                                                           -----------
              Beverages - 0.48%
         800  Coca-Cola Co.                                     61,950
         900  Coca-Cola Enterprises, Inc.                       33,019
       3,000  PepsiCo, Inc.                                    128,063
         400  Seagram Company Ltd.                              15,274
                                                           -----------
                                                               238,306
                                                           -----------
              Chemicals and Toxic Waste - 0.58%
         300  Air Products & Chemical, Inc.                     24,863
       2,000  Du Pont (E.I.) de Nemours & Co.                  136,000
       2,200  Monsanto Co.                                     114,400
         440  Solutia, Inc.                                     13,090
                                                           -----------
                                                               288,353
                                                           -----------
              Computer Services - 0.43%
       1,600  Cendant Corp. (a)                                 63,400
       1,800  Cisco Systems, Inc. (a)                          123,075
       1,000  Seagate Technology, Inc. (a)                      25,250
                                                           -----------
                                                               211,725
                                                           -----------
              Computer Software - 0.46%
         400  BMC Software, Inc. (a)                            33,525
       1,450  Computer Associates International, Inc.           83,738
         800  Microsoft Corp. (a)                               71,600
       1,200  Oracle Corp. (a)                                  37,875
                                                           -----------
                                                               226,738
                                                           -----------
              Diversified - 0.55%
       3,000  AlliedSignal, Inc.                               126,000
         400  SUPERVALU, Inc.                                   18,650
         600  Textron, Inc.                                     46,200
         900  United Technologies Corp.                         83,081
                                                           -----------
                                                               273,931
                                                           -----------
              Drugs - 1.06%
       1,200  Lilly (Eli) & Co.                                 71,550
       1,500  Merck & Co., Inc.                                192,563
       2,600  Pfizer, Inc.                                     259,187
                                                           -----------
                                                               523,300
                                                           -----------

   Shares             Description                            Value
   ------             -----------                            -----
              Electrical Equipment - 0.59%
       1,400  Emerson Electric Co.                         $    91,263
       2,300  General Electric Co.                             198,231
                                                           -----------
                                                               289,494
                                                           -----------
              Electronics - 0.48%
       1,200  Analog Devices, Inc. (a)                          39,900
       1,200  Intel Corp.                                       93,675
         600  LSI Logic Corp. (a)                               15,150
       1,000  Motorola, Inc.                                    60,625
         700  Xilinx, Inc. (a)                                  26,206
                                                           -----------
                                                               235,556
                                                           -----------
              Entertainment - 0.11%
         524  Disney (Walt) Co.                                 55,937
                                                           -----------
              Environmental Control - 0.09%
       1,200  U.S. Filter Corp. (a)                             42,150
                                                           -----------
              Financial Services - 0.77%
         900  Associates First Capital Corp.-Cl. A              71,100
       1,800  Federal Home Loan Mortgage Corp.                  85,388
         900  First Data Corp.                                  29,250
         937  MBNA Corp.                                        33,556
         600  Merrill Lynch & Co., Inc.                         49,800
         300  T. Rowe Price Associates                          21,112
       1,500  Travelers Group, Inc.                             90,000
                                                           -----------
                                                               380,206
                                                           -----------
              Foods - 0.48%
       1,100  Bestfoods                                        128,563
         300  Corn Products International, Inc. (a)             10,763
       1,300  Sara Lee Corp.                                    80,113
         250  Sodexho Marriott Services, Inc.                    6,641
         300  Tricon Global Restaurants, Inc. (a)                9,017
                                                           -----------
                                                               235,097
                                                           -----------
              Healthcare - 0.31%
         300  Abbott Laboratories                               22,594
       1,800  Johnson & Johnson                                131,962
                                                           -----------
                                                               154,556
                                                           -----------
              Hospital Supplies and Healthcare - 0.26%
         900  Baxter International, Inc.                        49,613
         500  Becton, Dickinson & Company                       34,031
       1,400  U.S. Surgical Corp.                               46,200
                                                           -----------
                                                               129,844
                                                           -----------
              Hotel/Motel - 0.15%
       1,000  Marriott International, Inc. (a)                  37,188
       1,000  Marriott International, Inc.-CI. A (a)            35,812
                                                           -----------
                                                                73,000
                                                           -----------
              Household Products - 0.38%
         600  Clorox Co.                                        51,413
       1,600  Procter & Gamble Co.                             135,000
                                                           -----------
                                                               186,413
                                                           -----------
              Insurance - 0.47%
       1,150  American International Group, Inc.               144,828
         400  General Re Corp.                                  88,250
                                                           -----------
                                                               233,078
                                                           -----------


            See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolio III

Statement of Net Assets March 31, 1998

   Shares             Description                            Value
   ------             -----------                            -----
              Metals - 0.07%
         600  Alcan Aluminium Ltd.                         $    18,750
         700  Freeport-McMoRan Copper & Gold, Inc.-Cl. B        13,956
                                                           -----------
                                                                32,706
                                                           -----------
              Office Equipment and Computers - 0.36%
       1,000  Hewlett-Packard Co.                               63,375
         600  International Business Machines Corp.             62,325
         500  Xerox Corp.                                       53,219
                                                           -----------
                                                               178,919
                                                           -----------
              Oil Equipment & Services - 0.12%
         800  Apache Corp.                                      29,400
         400  Schlumberger Ltd.                                 30,300
                                                           -----------
                                                                59,700
                                                           -----------
              Oil-Domestic - 0.37%
         200  Atlantic Richfield Co.                            15,725
         500  Burlington Resources, Inc.                        23,969
       1,600  ENSCO International, Inc.                         44,400
         800  Noble Drilling Corp. (a)                          24,450
         400  Phillips Petroleum Co.                            19,975
       1,400  Unocal Corp.                                      54,162
                                                           -----------
                                                               182,681
                                                           -----------
              Oil-International - 0.75%
         300  Amoco Corp.                                       25,913
         400  Chevron Corp.                                     32,125
       1,200  Exxon Corp.                                       81,150
         400  Mobil Corp.                                       30,650
       1,600  Royal Dutch Petroleum Co.                         90,900
       1,800  Texaco, Inc.                                     108,450
                                                           -----------
                                                               369,188
                                                           -----------
              Paper and Forest Products - 0.18%
         900  Champion International Corp.                      48,881
         900  International Paper Co.                           42,132
                                                           -----------
                                                                91,013
                                                           -----------
              Printing and Publishing - 0.17%
       1,100  McGraw-Hill Companies, Inc.                       83,669
                                                           -----------
              Railroads - 0.11%
         500  Burlington Northern Santa Fe                      52,000
                                                           -----------
              Retail - 0.62%
       1,523  Dollar General Corp.                              58,902
         800  Federated Department Stores, Inc. (a)             41,450
         900  Lowe's Companies, Inc.                            63,169
         600  Nine West Group, Inc. (a)                         14,775
         800  Tiffany & Co.                                     38,950
       1,800  Wal-Mart Stores, Inc.                             91,462
                                                           -----------
                                                               308,708
                                                           -----------
              Telecommunications - 0.54%
       1,900  AT&T Corp.                                       124,688
       1,300  Comcast Corp.-Cl. A                               45,906
       1,300  MCI Communications Corp.                          64,350
         500  Sprint Corp.                                      33,844
                                                           -----------
                                                               268,788
                                                           -----------

   Shares             Description                            Value
   ------             -----------                            -----
              Tobacco - 0.23%
       2,700  Philip Morris Companies, Inc.                $   112,556
                                                           -----------
              Utility-Electric - 0.40%
         600  American Electric Power Co.                       30,150
         400  Dominion Resources, Inc.                          16,800
         700  FirstEnergy Corp.                                 21,569
         900  FPL Group, Inc.                                   57,825
         800  PG&E Corp.                                        26,400
         500  Public Service Enterprise Group, Inc.             18,938
         700  Texas Utilities Co.                               27,518
                                                           -----------
                                                               199,200
                                                           -----------
              Utility-Gas, Natural Gas - 0.12%
       1,000  Consolidated Natural Gas Co.                      57,685
                                                           -----------
              Utility-Telephone - 0.70%
         600  Ameritech Corp.                                   29,663
         300  Bell Atlantic Corp.                               30,750
         600  BellSouth Corp.                                   40,538
       1,000  Frontier Corp.                                    32,563
       2,100  GTE Corp.                                        125,736
         400  Lucent Technologies, Inc.                         51,150
         800  SBC Communications, Inc.                          34,900
                                                           -----------
                                                               345,300
                                                           -----------
Total Common Stocks (Cost $6,608,496)                        6,927,185
                                                           -----------

Principal
 Amount
---------
              CORPORATE DEBT NON-CONVERTIBLE - 9.88%
              Financial Services - 4.39%
$    110,000  American Express Master Trust, 5.375%,
                7/15/01                                        108,689
      90,000  BankBoston Corp., 6.38%, 8/11/00                  90,758
     138,000  Bayerische Landesbank, 6.17%, 2/01/06            137,755
     120,000  Chrysler Financial Corp., 6.11%, 7/28/99         120,370
      90,000  CP Limited Partnership, 6.92%, 12/10/04           90,126
     250,000  Ford Motor Credit Co., 6.25%, 11/8/00            251,628
     200,000  IBM Credit Corp, 5.875%, 8/25/99                 200,386
      25,000  International Bank Reconstruction &
                Development, 8.875%, 3/01/26                    33,560
     120,000  KFW International Finance, 8.20%, 6/01/06        136,050
     125,000  Lehman Brothers Holdings-Ser. E, 6.30%,
                8/11/99                                        125,429
     150,000  Meditrust, 7.114%, 8/15/04 (d)                   149,302
     225,000  Paine Webber Group, Inc., 9.25%, 12/15/01        245,690
     200,000  Society National Bank, 7.85%, 11/01/02           213,397
     200,000  Vesta Capital Trust I, 8.525%, 1/15/27 (d)       221,599
      50,000  Wharf International Finance Ltd., 7.625%,
                3/13/07                                         44,262
                                                           -----------
                                                             2,169,001
                                                           -----------
              Foreign Industrial - 0.16%
      17,000  Celulosa Arauco Constitu, 6.75%, 12/15/03         16,692
      65,000  Celulosa Arauco Constitu, 6.95%,
                9/15/05                                         63,561
                                                           -----------
                                                                80,253
                                                           -----------



            See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolio III

Statement of Net Assets March 31, 1998

Principal
 Amount               Description                            Value
---------             -----------                            -----
              Industrial - 5.06%
$     65,000  Allied Waste North America, 10.25%, 12/01/06 $    72,638
      70,000  Avalon Properties, Inc., 6.875%, 12/15/07         70,059
     165,000  Columbus Southern Power, 6.51%, 2/01/08          164,472
      20,000  Conmed Corp., 9.00%, 3/15/08 (d)                  20,400
     180,000  Consolidated Edison, 6.45%, 12/01/07             181,434
      65,000  Dillard Department Stores, 7.15%, 2/01/07         68,607
     100,000  Dime Capital Trust, 9.33%, 5/06/27               113,047
      80,000  Empress River Casino Finance, 10.75%,
                4/01/02                                         87,200
     120,000  Federated Department Stores, Inc., 7.00%,
                2/15/28                                        119,061
      45,000  Federated Department Stores, Inc., 8.50%,
                6/15/03                                         49,195
     115,000  First Industrial LP, 7.00%, 12/01/06             116,149
     145,000  Laidlaw, Inc., 6.65%, 10/01/04                   146,381
     130,000  Loewen Group International, Inc.-Ser. 4, 8.25%,
                10/15/03                                       138,261
     100,000  Marriott International, Series C, 7.125%,
                6/1/07                                         104,331
      65,000  Marriott International, Series A, 6.75%,
                12/15/03                                        66,223
      30,000  Marriott International, Series B, 7.875%,
                4/15/05                                         32,479
     200,000  Merck & Co., 5.76%, 5/03/37                      205,479
      60,000  Mutual Life Insurance Co., 0.00%,
                8/15/24 (c) (d)                                 78,000
     160,000  News America, Inc., 6.625%, 1/09/08 (d)          157,424
      60,000  Revlon Consumer Products, 8.625%,
                2/01/08 (d)                                     60,900
      60,000  Standard Credit Card MasterTrust, 6.55%,
                10/07/05                                        61,266
      80,000  Tenet Healthcare Corp., 8.625%, 12/01/03          85,204
     140,000  Tenet Healthcare Corp., 9.625%, 9/01/02          151,900
     145,000  Texas Instruments, Inc., 6.75%, 7/15/99          146,545
                                                           -----------
                                                             2,496,655
                                                           -----------
              Utility - 0.27%
      50,000  Idaho Power Co., 8.00%, 3/15/04                   54,297
      75,000  Potomac Edison Co., 8.00%, 6/01/24                80,455
                                                           -----------
                                                               134,752
                                                           -----------
Total Corporate Debt Non-Convertible (Cost $4,785,248)       4,880,661
                                                           -----------
              FOREIGN DEBT - .60%
      45,000  Guangdong International, 8.75%,
                10/24/16 (d)                                    41,303
      80,000  National Australia Bank, 6.60%, 12/10/07          80,325
      60,000  New Zealand Government, 8.75%, 12/15/06           70,292
      80,000  New Zealand Government, 10.625%, 11/15/05        101,952
                                                           -----------
Total Foreign Debt (Cost $289,868)                             293,872
                                                           -----------
              U.S GOVERNMENT AND AGENCIES - 6.55%
     400,000  FNMA TBA, 6.00%, 4/01/98                         394,250
     700,000  FNMA TBA, 6.50%, 4/01/23                         693,000
     600,000  FNMA TBA, 7.00%, 9/01/21                         606,563
     400,000  FNMA TBA, 7.50%, 9/01/21                         410,375
     150,000  FNMA, 5.75%, 2/15/08                             148,330
     180,000  FNMA, 8.625%, 11/10/04                           185,128
      80,000  FNMA, Global Bond, 6.35%, 11/23/01                80,337
     700,000  GNMA TBA, 7.50%, 9/01/21                         718,594
                                                           -----------
Total U.S Government and Agencies (Cost $3,230,804)          3,236,577
                                                           -----------

 Shares/
Principal
 Amount               Description                            Value
---------             -----------                            -----
              U.S. TREASURY SECURITIES - 9.86%
$    170,000  U.S. Treasury Bond, 7.625%, 11/15/22         $   204,638
     260,000  U.S. Treasury Bond, 8.125%, 8/15/19              325,365
     295,000  U.S. Treasury Note, 7.00%, 7/15/06               318,692
   1,160,000  U.S. Treasury Note, 5.375%, 2/15/01            1,153,291
     670,000  U.S. Treasury Note, 5.50%, 2/15/08               661,937
     420,000  U.S. Treasury Note, 5.875%, 8/31/99              421,573
      60,000  U.S. Treasury Note, 5.75%, 9/30/99                60,141
     170,000  U.S. Treasury Note, 5.875%, 11/30/01             171,169
     620,000  U.S. Treasury Note, 6.125%, 11/15/27             635,888
      50,000  U.S. Treasury Note, 6.25%, 8/31/02                51,101
     830,000  U.S. Treasury Note, 6.625%, 3/31/02              857,753
      10,000  U.S. Treasury Note, 7.25%, 8/15/04                10,819
                                                           -----------
Total U.S. Treasury Securities (Cost $4,886,586)             4,872,367
                                                           -----------
              SHORT TERM INSTRUMENTS - 61.48%
              Mutual Fund - 16.98%
   8,390,106  BT Institutional Cash Management Fund          8,390,106
                                                           -----------
              Repurchase Agreement - 6.16%
   3,042,193  Open Repurchase Agreement with                 3,042,193
              Goldman Sachs, dated 3/31/98, 5.85%,         -----------
              principal and interest in the amount of
              $3,042,687, due 4/01/98 (collateralized by
              U.S. Treasury Notes, par value of $2,160,000, coupon rate of 13.75%, due 8/15/04, value of $3,113,424)

              U.S. Government and Agency - 38.34% (b)
   3,000,000  U.S. Treasury Bill, 5.07%, 8/20/98             2,940,075
     530,000  U.S. Treasury Bill, 5.15%, 4/30/98               527,788
   3,000,000  U.S. Treasury Bill, 5.25%, 4/02/98             2,999,581
   2,500,000  U.S. Treasury Bill, 5.26%, 4/23/98             2,491,964
  10,000,000  U.S. Treasury Bill, 5.35%, 4/16/98             9,977,708
                                                           -----------
                                                            18,937,116
                                                           -----------
Total Short Term Instruments (Cost $30,370,531)             30,369,415
                                                           -----------
Total Investments (Cost $50,171,533)    102.39%             50,580,077
Liabilities in Excess of Other Assets    (2.39)%            (1,180,917)
                                        ------             -----------
Net Assets                              100.00%            $49,399,160
                                        ======             ===========

---------
(a) Non-income producing security
(b) Held as collateral for Futures Contracts
(c) Step up bond security. On 8/15/99 this security will begin accruing interest at the rate of 11.25% from then until maturity.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The following abbreviations are used in the portfolio description:

FNMA    --  Federal National Mortgage Association
GNMA    --  Government National Mortgage Association
TBA     --  To be announced

           See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolios

Statements of Operations For the year ended March 31, 1998

                                                                     Asset            Asset           Asset
                                                                  Management      Management II  Management III
                                                                  ----------      -------------  --------------
Investment Income
   Dividends*                                                   $   3,593,003    $     403,805    $       92,780
   Interest                                                        13,202,469        3,017,100         1,891,616
                                                                -------------    -------------    --------------
                                                                   16,795,472        3,420,905         1,984,396
                                                                -------------    -------------    --------------
Expenses
   Advisory Fees                                                    3,056,313          515,908           255,498
   Administration and Services Fees                                   470,202           79,370            39,307
   Professional Fees and Other                                         24,367           19,723            22,063
   Trustees Fees                                                        2,200            2,200             2,200
                                                                -------------    -------------    --------------
   Total Expenses                                                   3,553,082          617,201           319,068
   Less Expenses Absorbed by Bankers Trust                           (731,870)        (140,978)          (83,225)
                                                                -------------    -------------    --------------
      Net Expenses                                                  2,821,212          476,223           235,843
                                                                -------------    -------------    --------------
Net Investment Income                                              13,974,260        2,944,682         1,748,553
                                                                -------------    -------------    --------------
Realized and Unrealized Gain (Loss) on Investments,
  Foreign Currency, Forward Foreign Currency Contracts and
  Futures Contracts
   Net Realized Gain from:
      Investments, Forward Foreign Currency Contracts and Foreign
        Currency Transactions                                      70,908,602        9,781,156         2,029,910
      Futures Contracts                                            30,480,665        4,826,194         2,072,353
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments, Forward Foreign Currency Contracts and
        Foreign Currency Transactions                              10,992,220         (306,183)          404,830
      Futures Contracts                                            10,911,111        1,338,211           571,644
                                                                -------------    -------------    --------------
Net Realized and Unrealized Gain on Investments, Foreign Currency
  Transactions, Forward Foreign Currency Contracts and
  Futures Contracts                                               123,292,598       15,639,378         5,078,737
                                                                -------------    -------------    --------------
Net Increase in Net Assets from Operations                      $ 137,266,858    $  18,584,060    $    6,827,290
                                                                =============    =============    ==============

----------
*  Net of foreign withholding tax of $16,738, $2,118 and $443, respectively.



            See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolios

Statements of Changes in Net Assets

                                                                                                         Asset Management
                                                                                              --------------------------------------
                                                                                              For the year ended  For the year ended
                                                                                                March 31, 1998      March 31, 1997
                                                                                              ------------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                                         $   13,974,260     $     9,037,347
   Net Realized Gain from Investments, Foreign Currency Transactions,
     Forward Foreign Currency Contracts and Futures Contracts                                       101,389,267          29,068,603
   Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign
     Currency Transactions, Forward Foreign Currency Contracts and Futures Contracts                 21,903,331          (1,730,893)
                                                                                                 --------------     ---------------

Net Increase in Net Assets from Operations                                                          137,266,858          36,375,057
                                                                                                 --------------     ---------------
Capital Transactions
   Proceeds from Capital Invested                                                                   305,009,400         166,792,562
   Value of Capital Withdrawn                                                                      (141,442,529)        (94,771,334)
                                                                                                 --------------     ---------------
Net Increase in Net Assets from Capital Transactions                                                163,566,871          72,021,228
                                                                                                 --------------     ---------------
Total Increase in Net Assets                                                                        300,833,729         108,396,285
Net Assets
Beginning of Period                                                                                 348,538,693         240,142,408
                                                                                                 --------------     ---------------
End of Period                                                                                    $  649,372,422     $   348,538,693
                                                                                                 ==============     ===============
                                                                                                        Asset Management II
                                                                                              --------------------------------------
                                                                                              For the year ended  For the year ended
                                                                                                March 31, 1998      March 31, 1997
                                                                                              ------------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                                         $    2,944,682     $     2,215,078
   Net Realized Gain from Investments, Foreign Currency Transactions and
     Futures Contracts                                                                               14,607,350           4,207,235
   Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign
     Currency Transactions, Forward Foreign Currency Contracts and Futures Contracts                  1,032,028            (257,947)
                                                                                                 --------------     ---------------
Net Increase in Net Assets from Operations                                                           18,584,060           6,164,366
                                                                                                 --------------     ---------------
Capital Transactions
   Proceeds from Capital Invested                                                                    34,992,651          15,936,234
   Value of Capital Withdrawn                                                                       (20,281,108)        (11,724,221)
                                                                                                 --------------     ---------------
Net Increase in Net Assets from Capital Transactions                                                 14,711,543           4,212,013
                                                                                                 --------------     ---------------
Total Increase in Net Assets                                                                         33,295,603          10,376,379
Net Assets
Beginning of Period                                                                                  61,775,927          51,399,548
                                                                                                 --------------     ---------------
End of Period                                                                                    $   95,071,530     $    61,775,927
                                                                                                 ==============     ===============

                                                                                                       Asset Management III
                                                                                              --------------------------------------
                                                                                              For the year ended  For the year ended
                                                                                                March 31, 1998      March 31, 1997
                                                                                              ------------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                                         $    1,748,553     $     1,435,870
   Net Realized Gain from Investments, Foreign Currency Transactions, Forward
     Foreign Currency Contracts and Futures Contracts                                                 4,102,263           1,896,802
   Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign
     Currency Transactions, Forward Foreign Currency Contracts and Futures Contracts                    976,474            (778,720)
                                                                                                 --------------     ---------------
Net Increase in Net Assets from Operations                                                            6,827,290           2,553,952
                                                                                                 --------------     ---------------
Capital Transactions
   Proceeds from Capital Invested                                                                    22,821,438           7,831,235
   Value of Capital Withdrawn                                                                       (12,791,104)         (6,712,316)
                                                                                                 --------------     ---------------
Net Increase in Net Assets from Capital Transactions                                                 10,030,334           1,118,919
                                                                                                 --------------     ---------------
Total Increase in Net Assets                                                                         16,857,624           3,672,871
Net Assets
Beginning of Period                                                                                  32,541,536          28,868,665
                                                                                                 --------------     ---------------
End of Period                                                                                    $   49,399,160     $    32,541,536
                                                                                                 ==============     ===============


            See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolios

Financial Highlights

Contained below are selected ratios to average net assets and other supplemental data for each period indicated for the Asset Management Portfolios.

                                                                       Asset Management Portfolio
                                                         --------------------------------------------------------
                                                                                                 For the period
                                                                   For the years ended         September 16, 1993
                                                                        March 31,                 (Commencement
                                                         ------------------------------------   of Operations) to
                                                         1998       1997       1996      1995    March 31, 1994
                                                         ----       ----       ----      ----  ------------------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)           $ 649,372   $348,539  $ 240,142  $ 96,529      $36,283
   Ratios to Average Net Assets:
      Net Investment Income                               2.97%      3.12%      3.99%     3.78%        2.83%*
      Expenses                                            0.60%      0.60%      0.60%     0.60%        0.60%*
      Decrease Reflected in Above Expense Ratio Due

        to Absorption of Expenses by Bankers Trust        0.16%      0.16%      0.17%     0.19%        0.33%*
   Portfolio Turnover Rate                                 199%       137%       154%       92%          56%
   Average Commissions Paid per Share**                $ 0.0307   $ 0.0466

                                                                      Asset Management Portfolio II
                                                         --------------------------------------------------------
                                                                                                 For the period
                                                                   For the years ended          October 14, 1993
                                                                        March 31,                 (Commencement
                                                         ------------------------------------   of Operations) to
                                                         1998       1997       1996      1995    March 31, 1994
                                                         ----       ----       ----      ----   -----------------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)           $  95,072   $ 61,776   $ 51,400  $ 25,604      $19,175
   Ratios to Average Net Assets:
      Net Investment Income                               3.71%      3.87%      4.55%     4.41%        3.17%*
      Expenses                                            0.60%      0.60%      0.60%     0.60%        0.60%*
      Decrease Reflected in Above Expense Ratio Due

        to Absorption of Expenses by Bankers Trust        0.18%      0.20%      0.20%     0.27%        0.48%*
   Portfolio Turnover Rate                                 275%       209%       208%      105%          79%
   Average Commissions Paid per Share**                $ 0.0301   $ 0.0476

                                                                     Asset Management Portfolio III
                                                         --------------------------------------------------------
                                                                                                 For the period
                                                                   For the years ended          October 15, 1993
                                                                        March 31,                 (Commencement
                                                         ------------------------------------   of Operations) to
                                                         1998       1997       1996      1995    March 31, 1994
                                                         ----       ----       ----      ----   -----------------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)           $  49,399   $ 32,542   $ 28,869  $ 21,202      $17,586
   Ratios to Average Net Assets:
      Net Investment Income                               4.45%      4.64%      5.04%     4.87%        3.51%*
      Expenses                                            0.60%      0.60%      0.60%     0.60%        0.60%*
      Decrease Reflected in Above Expense Ratio Due

        to Absorption of Expenses by Bankers Trust        0.21%      0.23%      0.22%     0.30%        0.49%*
   Portfolio Turnover Rate                                 389%       307%       221%      111%          84%
   Average Commissions Paid per Share**                $ 0.0298   $ 0.0419

--------------
*  Annualized
** For fiscal years beginning on or after September 1, 1995, the portfolio is required to disclose its average commission rate per share for security trades on which commissions are charged.


            See Notes to Financial Statements on Pages 29 through 32

Asset Management Portfolios

Notes to Financial Statements

Note 1--Organization and Significant Accounting Policies

A. Organization

The Asset Management Portfolio, Asset Management Portfolio IIand Asset Management Portfolio III (each a "Portfolio," and collectively, the "Portfolios") are registered under the Investment Company Act of 1940 ("the Act"), as amended, as open-end management investment companies. The Portfolios were organized and commenced operations as follows:

                          Organization        Commencement
Portfolio                     Date           of Operations
---------                 ------------       -------------

Asset Management          June 9, 1992    September 16, 1993
Asset Management II   October 28, 1992      October 14, 1993
Asset Management III  October 28, 1992      October 15, 1993

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolios.

B. Security Valuation

The Portfolios' investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income

Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolios are allocated pro rata among the investors in the Portfolios at the time of such determination.

D. Repurchase Agreements

Each of the Portfolios may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions

The books and records of the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts

Each Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Operations may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts

Each Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment, and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts

Each Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. Each Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes

It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

Asset Management Portfolios

Notes to Financial Statements

J. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2 -- Fees and Transactions with Affiliates

The Portfolios have entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to each of the Portfolios in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolios' average daily net assets. At March 31, 1998, amounts owed under the Administration and Services Agreement amounted to $42,467, $6,098, and $3,044, net of waived expenses of $10,994, $1,878, and $1,100 for the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio Ill, respectively.

The Portfolios have entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolios pay Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .65% of each Portfolios' average daily net assets. At March 31, 1998, amounts owed under the advisory agreement amounted to $276,035, $39,639, $19,788, net of waived expenses of $71,470, $12,209, and $7,151 for the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio Ill, respectively.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of each Portfolio, to the extent necessary, to limit all expenses to 0.60% of the average daily net assets of each Portfolio. For the year ended March 31, 1998, expenses of the Asset Management Portfolio, the Asset Management Portfolio II and Asset Management Portfolio Ill have been reduced by $731,870, $140,978 and $83,225, respectively.

On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood").

Certain officers of the Portfolios are also directors, officers and/or employees of Edgewood. None of the officers so affiliated received compensation for services as officers of the Portfolios.

The Trust may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Trust and other accounts managed by the Company. At March 31, 1998, the Asset Management, Asset Management II, and Asset Management IIIPortfolios had interest income receivable from the Fund in the amounts of $153,566, $75,360, and $35,283, respectively. Additionally, distributions from the Fund to the Trust as of March 31, 1998 are included in interest income and summarized as follows:

      $1,449,948           Asset Management
      $  664,492           Asset Management II
      $  325,132           Asset Management III

The Portfolios are participants with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally amongst all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended March 31, 1998.

Note 3--Purchases and Sales of Investment Securities

At March 31, 1998 amounts owed for securities purchased were $16,499,398, $4,466,015, and $2,896,927 for the Asset Management, Asset Management II, and Asset Management III, Portfolios, respectively. The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended March 31, 1998, were as follows:

Portfolio                 Purchases           Sales
---------                 ---------           -----
Asset Management         $571,095,543     $573,551,175
Asset Management II       116,870,191      117,104,205
Asset Management III       75,041,214       76,241,238

For federal income tax purposes, the tax basis of investments held at March 31, 1998, were as follows:

Portfolio                                Cost-Tax Basis
---------                                --------------
Asset Management                          $626,283,095
Asset Management II                         95,192,969
Asset Management III                        50,265,559

The aggregate gross unrealized appreciation and depreciation for all investments as of March 31, 1998, were as follows:

Portfolio                Appreciation      Depreciation
---------                ------------      ------------
Asset Management          $21,268,479       $1,201,856
Asset Management II         1,313,905          322,006
Asset Management III          398,907           84,389

Asset Management Portfolios

Notes to Financial Statements

Note 4--Futures Contracts

A summary of obligations under these financial instruments at March 31, 1998 is as follows:

                                                 Asset Management Portfolio
                                                 --------------------------
                                                                                                      Unrealized
                                                                                                     Appreciation
Type of Futures                   Expiration      Contracts     Position        Market Value         (Depreciation)
---------------                   ----------      ---------     --------        ------------         --------------
S&P 500                            June 1998           442         Long         $ 122,710,250       $    5,881,390
S&P 500                       September 1998           100        Short            28,060,000           (1,008,100)
CAC 40 Year Futures                June 1998           256         Long            31,841,228            2,936,943
US Treasury Futures                June 1998           805         Long            90,461,875             (567,322)
US Long Bond 20 Year               June 1998           100        Short            12,025,000              (31,850)
US Long Bond 20 Year          September 1998           100         Long            11,996,875               32,993
Dax Index Future                   June 1998            90         Long            24,898,644            1,137,132
Japanese Bond Futures              June 1998            30         Long            29,325,324              146,152
FTSE 100 Index                     June 1998            55         Long             1,960,191               76,045
---------------                                      -----                      -------------       --------------
Total                                                1,978                      $ 353,279,387       $    8,603,383
                                                     =====                      =============       ==============

                                               Asset Management II Portfolio
                                               -----------------------------
                                                                                                      Unrealized
                                                                                                     Appreciation
Type of Futures                   Expiration      Contracts     Position        Market Value         (Depreciation)
---------------                   ----------      ---------     --------        ------------         --------------
S&P 500                            June 1998           126         Long         $  34,980,750       $    1,360,547
S&P 500                       September 1998           100        Short            28,060,000           (1,008,100)
CAC 40 Year Futures                June 1998            40         Long             4,975,192              458,890
US Treasury Futures                June 1998           171         Long            19,216,125             (172,893)
US Long Bond 20 Year          September 1998           100         Long            11,996,875               32,994
US Long Bond 20 Year               June 1998           100        Short            12,025,000              (31,850)
Dax Index Future                   June 1998            17         Long             4,703,077              214,791
Japanese Bond Futures              June 1998             5         Long             4,887,554               24,478
---------------                                      -----                      -------------       --------------
Total                                                  659                      $ 120,844,573       $      878,857
                                                     =====                      =============       ==============

                                               Asset Management III Portfolio
                                               ------------------------------
                                                                                                      Unrealized
                                                                                                     Appreciation
Type of Futures                   Expiration      Contracts     Position        Market Value         (Depreciation)
---------------                   ----------      ---------     --------        ------------         --------------
S&P 500                            June 1998           430         Long         $ 119,378,750       $    2,504,031
S&P 500                       September 1998           420        Short           117,852,000           (2,439,020)
CAC 40 Year Futures                June 1998            20         Long             2,487,596              229,446
US Treasury Futures                June 1998            93         Long            10,450,875              (77,604)
US Long Bond 20 Year          September 1998           100         Long            11,996,875               32,994
US Long Bond 20 Year               June 1998           100        Short            12,025,000              (31,850)
Dax Index Future                   June 1998             9         Long             2,489,864              113,714
Japanese Bond Futures              June 1998             2         Long             1,955,022                9,771
---------------                                      -----                      -------------       --------------
Total                                                1,174                      $ 278,635,982       $      341,482
                                                     =====                      =============       ==============

At March 31, 1998, the Portfolios have segregated sufficient securities to cover margin requirements on open futures contracts.

Asset Management Portfolios

Notes to Financial Statements

Note 5--Open Forward Foreign Currency Contracts

A summary of obligations under these financial instruments at March 31, 1998 is as follows:


                                                        Asset Management Portfolio
                                                        --------------------------                 Net Unrealized
                                                                                                    Appreciation
Contracts to Deliver                 In Exchange For            Settlement Date   Value (US$)   (Depreciation)(US$)
-------------------------------------------------------------------------------------------------------------------
Purchases
-------------------------------------------------------------------------------------------------------------------
German Deutschemark    13,515,000    U.S. Dollars  $ 7,489,609      4/6/98       $  7,313,312       $   (176,297)
French Franc          174,571,000    U.S. Dollars   28,853,995      4/6/98         28,206,657           (647,338)
British Pound           3,249,000    U.S. Dollars    5,357,601      4/6/98          5,428,104             70,503
Japanese Yen        1,394,485,000    U.S. Dollars   11,124,731      4/6/98         10,471,465           (653,266)
-------------------------------------------------------------------------------------------------------------------
                                                              Total Net Unrealized Depreciation     $ (1,406,398)
-------------------------------------------------------------------------------------------------------------------


                                                      Asset Management II Portfolio
                                                      -----------------------------                Net Unrealized
                                                                                                    Appreciation
Contracts to Deliver                 In Exchange For            Settlement Date   Value (US$)   (Depreciation)(US$)
-------------------------------------------------------------------------------------------------------------------
Purchases
-------------------------------------------------------------------------------------------------------------------
German Deutschemark       322,000    U.S. Dollars    $ 178,443      4/6/98       $    174,242       $     (4,201)
French Franc           27,026,000    U.S. Dollars    4,466,996      4/6/98          4,366,780           (100,216)
Japanese Yen          440,716,000    U.S. Dollars    3,515,884      4/6/98          3,309,424           (206,460)
-------------------------------------------------------------------------------------------------------------------
                                                              Total Net Unrealized Depreciation     $   (310,877)
-------------------------------------------------------------------------------------------------------------------


                                                      Asset Management III Portfolio
                                                      ------------------------------               Net Unrealized
                                                                                                    Appreciation
Contracts to Deliver                 In Exchange For            Settlement Date   Value (US$)   (Depreciation)(US$)
-------------------------------------------------------------------------------------------------------------------
Purchases
-------------------------------------------------------------------------------------------------------------------
German Deutschemark       814,000    U.S. Dollars    $ 451,094      4/6/98       $    440,476       $    (10,618)
French Franc           13,804,000    U.S. Dollars    2,281,596      4/6/98          2,230,409            (51,187)
Japanese Yen          188,537,000    U.S. Dollars    1,504,085      4/6/98          1,415,762            (88,323)
-------------------------------------------------------------------------------------------------------------------
                                                              Total Net Unrealized Depreciation     $   (150,128)
-------------------------------------------------------------------------------------------------------------------

Note 6--Net Assets

At March 31, 1998 net assets consisted of:

                                                          Asset Management  Asset Management II  Asset Management III
                                                          ----------------  -------------------  --------------------
Paid-in Capital                                             $620,026,522        $93,226,097           $48,826,443
Net Unrealized Appreciation on Investments,
 Futures, Foreign Currency Transactions and
 Forward Foreign Currency Contracts                           29,345,900          1,845,433               572,717
                                                            ------------        -----------           -----------
                                                            $649,372,422        $95,071,530           $49,399,160
                                                            ------------        -----------           -----------

Asset Management Portfolios

Report of Independent Accountants

To the Trustees and Holders of Beneficial Interest of the Asset Management
Portfolios:

We have audited the accompanying statements of net assets of the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (the "Portfolios") as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period September 16, 1993 (commencement of operations) to March 31, 1994, October 14,1993 (commencement of operations) to March 31, 1994 and October 15, 1993 (commencement of operations) to March 31, 1994 for the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of March 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                                       Coopers & Lybrand L.L.P.

Kansas City, Missouri
May 11, 1998

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                                       34

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                                       35

BT INVESTMENT FUNDS

LIFECYCLE LONG RANGE FUND
LIFECYCLE MID RANGE FUND
LIFECYCLE SHORT RANGE FUND

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Distributor
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897 Pittsburgh, PA 15230-0897

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Independent Accountants
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022



                        -------------------------------
For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This must be preceded or accompanied by a current prospectus for the Funds.
                        -------------------------------




                                                          COMBLIFE 200 (5/98)